Exhibit 10.1

LOAN AND SECURITY AGREEMENT

Dated as of December 29, 2021

among

BENSON HILL, INC.,
a Delaware corporation,
(as “Parent”, and together with each party executing a signature page hereto as such, individually and collectively, jointly and severally, “Borrower”,

and
AVENUE CAPITAL MANAGEMENT II, L.P.,
a Delaware limited partnership,
as administrative agent and collateral agent (in such capacity “Agent”)

and

AVENUE VENTURE OPPORTUNITIES FUND, L.P.,
a Delaware limited partnership,

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.,
a Delaware limited partnership,

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.,
a Delaware limited partnership,

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.,
a Delaware limited partnership, and

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP,
a Delaware limited partnership

(each, a “Lender” and collectively, the “Lenders”)

LOAN AND SECURITY AGREEMENT
Borrower, Lenders and Agent have entered or anticipate entering into one or more transactions pursuant to which each Lender agrees to make available to Borrower a loan facility governed by the terms and conditions set forth in this document and one or more Supplements executed by Borrower, Lenders and Agent which incorporate this document by reference. Each Supplement constitutes a supplement to and forms part of this document, and will be read and construed as one with this document, so that this document and the Supplement constitute a single agreement between the parties (collectively referred to as this “Agreement”).
Accordingly, the parties agree as follows:

ARTICLE 1 - INTERPRETATION
1.1Definitions. The terms defined in Article 10 and in the Supplement will have the meanings therein specified for purposes of this Agreement.
1.2Inconsistency. In the event of any inconsistency between the provisions of any Supplement and this document, the provisions of the Supplement will be controlling for the purpose of all relevant transactions.
ARTICLE 2 - THE COMMITMENT AND LOANS
2.1The Commitment. Subject to the terms and conditions of this Agreement, each Lender agrees to make term loans to Parent from time to time from the Closing Date and to and including the Termination Date in an aggregate principal amount not exceeding the Commitment. The Commitment is not a revolving credit commitment, and Borrower does not have the right to repay and reborrow hereunder. The aggregate Loans requested by Parent to be made on a single Business Day shall be for a minimum principal amount set forth in the Supplement, except to the extent the remaining Commitment is a lesser amount.
2.2Notes Evidencing Loans; Repayment. Each Loan shall be evidenced by a separate Note payable to the order of each Lender of such Loan, in the total principal amount of the Loan. Principal and interest of each Loan shall be payable at the times and in the manner set forth in the Notes and regularly scheduled payments thereof shall be effected by automatic debit of the appropriate funds by the respective Lender from Borrower’s Primary Operating Account as specified in the Supplement hereto. Repayment of the Loans and payment of all other amounts owed to each Lender will be paid by Borrower in the currency in which the same has been provided (i.e., United States Dollars).
2.3Procedures for Borrowing.
(a)At least five (5) Business Days prior to a proposed Borrowing Date (or such lesser period of time as may be agreed upon by each Lender in its sole discretion), Lender shall have received from Parent a written request for a borrowing hereunder (a “Borrowing Request”). Each Borrowing Request shall be in substantially the form of Exhibit “B” to the Supplement, shall be executed by a responsible executive or financial officer of Parent, and shall state how much is requested, and shall be accompanied by such other information and documentation as any Lender may reasonably request, including the executed Note(s) for the Loan(s) covered by the Borrowing Request.
(b)No later than 1:00 p.m. Pacific Standard Time on the Borrowing Date, if Borrower has satisfied the conditions precedent in Article 4 by 9:00 a.m. Pacific Standard Time on such Borrowing Date, each Lender shall make its Loan available to Parent in immediately available funds.
2.4Interest. Except as otherwise specified in the applicable Notes and/or Supplement, Basic Interest on the outstanding principal balance of each Loan shall accrue daily at the Designated Rate from the Borrowing Date. If the outstanding principal balance of such Loan is not paid at maturity, interest shall accrue at the Default Rate until paid in full, as further set forth herein.
2.5Intentionally Omitted.
2.6Interest Rate Calculation. Basic Interest, along with charges and fees under this Agreement and any Loan Document, shall be calculated for actual days elapsed on the basis of a 360day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay any Lender interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.
2.7Default Interest. Any unpaid payments in respect of the Obligations shall bear interest from their respective maturities, whether scheduled or accelerated, at the Default Rate, compounded monthly. Borrower shall pay such interest on demand.
2.8Late Charges. If Borrower is late in making any scheduled payment in respect of the Obligations by more than five (5) days, then Borrower agrees to pay a late charge of five percent (5%) of the payment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lenders for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Agreement and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of each Lender and Agent to collect any other amounts provided to be paid or to declare a default under this Agreement or any of the other Loan Documents or from exercising any other rights and remedies of Agent and any Lender.
2.9Lenders’ Records. Principal, Basic Interest and all other sums owed under any Loan Document shall be evidenced by entries in records maintained by each Lender for such purpose. Each payment on and any other credits with respect to principal, Basic Interest and all other sums outstanding under any Loan Document shall be evidenced by entries in such records. Absent manifest error, Lenders’ records shall be conclusive evidence thereof. Lender shall make such records available to Borrowers upon Borrowers’ reasonable request, at Borrowers’ sole cost and expense, and unless an Event of Default has occurred and is continuing.
2.10Grant of Security Interests; Filing of Financing Statements.
(a)To secure the timely payment and performance of all of Borrower’s Obligations, Borrower hereby grants to Agent, for the ratable benefit of the Lenders, continuing security interests in all of the Collateral. In connection with the foregoing, Borrower authorizes Agent to prepare and file any financing statements describing the Collateral without otherwise obtaining Borrower’s signature or consent with respect to the filing of such financing statements.
(b)In furtherance of Borrower’s grant of the security interests in the Collateral pursuant to Section 2.10(a) above, Borrower hereby pledges and grants to Agent, for the ratable benefit of the Lenders, a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations. On the Closing Date or at any time thereafter following Agent’s request, the certificate or certificates for the Shares will be delivered to the Agent, accompanied by an instrument of assignment duly executed in blank by Borrower, unless such Shares have not been certificated. To the extent required by the terms and conditions governing the Shares, Borrower shall cause the books of each entity whose Shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default hereunder, Agent may effect the transfer of any securities included in the Collateral (including but not limited to the Shares) into the name of Agent and cause new certificates representing such securities to be issued in the name of Agent or its transferee(s). Borrower will execute and deliver such documents, and take or cause to be taken such actions, as Agent may reasonably request to perfect or continue the perfection of Agent’s security interest in the Shares. Except as provided in the following sentence, Borrower shall be entitled to exercise any voting rights with respect to the Shares and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would constitute a violation of any of the terms of this Agreement. All such rights to vote and give consents, waivers and ratifications shall terminate upon the occurrence and continuance of an Event of Default and Agent’s written notice to Borrower of Agent’s intent to exercise its rights and remedies under this Agreement, including this Section 2.10(b).
(c)Borrower is and shall remain absolutely and unconditionally liable for the performance of its Obligations, including, without limitation, any deficiency by reason of the failure of the Collateral to satisfy all amounts due to each Lender under any of the Loan Documents.
(d)All Collateral pledged by Borrower under this Agreement and any Supplement shall secure the timely payment and performance of all Obligations. Except as expressly provided in this Agreement, no Collateral pledged under this Agreement or any Supplement shall be released until such time as all Obligations have been satisfied and paid in full (other than inchoate indemnity obligations).
ARTICLE 3 - REPRESENTATIONS AND WARRANTIES
Borrower represents and warrants that, except as set forth in the Supplement or the Schedule of Exceptions hereto, if any, as of the Closing Date and each Borrowing Date:
3.1Due Organization. Borrower is a corporation or company, as applicable, duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, and is duly qualified to conduct business and is in good standing in each other jurisdiction in which its business is conducted or its properties are located, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

3.2Authorization, Validity and Enforceability. The execution, delivery and performance of all Loan Documents executed by Borrower are within Borrower’s corporate or company powers, as applicable, have been duly authorized, and are not in conflict with Borrower’s certificate of incorporation or by laws, or the terms of any charter or other organizational document of Borrower, as amended from time to time; and all such Loan Documents constitute valid and binding obligations of Borrower, enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights in general, and subject to general principles of equity).
3.3Compliance with Applicable Laws. Borrower has complied with all licensing, permit and fictitious name requirements necessary to lawfully conduct the business in which it is engaged, and to any sales, leases or the furnishing of services by Borrower, including without limitation those requiring consumer or other disclosures, the noncompliance with which would have a Material Adverse Effect.
3.4No Conflict. The execution, delivery, and performance by Borrower of all Loan Documents are not in conflict with any law, rule, regulation, order or directive applicable to Borrower, or any indenture, agreement, or undertaking to which Borrower is a party or by which Borrower may be bound or affected. Without limiting the generality of the foregoing, the issuance of the Warrant does not violate any agreement or instrument by which Borrower is bound or require the consent of any holders of Borrower’s securities other than consents which have been obtained prior to the Closing Date.
3.5No Litigation, Claims or Proceedings. There is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of Borrower, threatened against or affecting Borrower, its property or the conduct of its business.
3.6Correctness of Financial Statements. Borrower’s financial statements which have been delivered to Lender fairly and accurately, in all material respects, reflect Borrower’s financial condition in accordance with GAAP (except, in the case of unaudited financial statements, for the absence of footnotes and subject to normal year-end adjustments as to the interim financial statements) as of the latest date of such financial statements; and, since that date there has been no Material Adverse Change.
3.7No Subsidiaries. As of the Closing Date, Borrower is not a majority owner of or in a control relationship with any other business entity, except for those set forth on the Schedule hereto.
3.8Environmental Matters. To its knowledge after reasonable inquiry, Borrower has concluded that Borrower is in compliance with Environmental Laws, except to the extent a failure to be in such compliance would not reasonably be expected to have a Material Adverse Effect.
3.9No Event of Default. No Default or Event of Default has occurred and is continuing.
3.10Full Disclosure. None of the representations or warranties made by Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the written statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Borrower in connection with the Loan Documents (including disclosure materials delivered by or on behalf of Borrower to Lender prior to the Closing Date or pursuant to Section 5.2 hereof), taken as a whole, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered; it being recognized that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).
3.11Specific Representations Regarding Collateral.
(a)Title. Except for the security interests created by this Agreement and Permitted Liens, (i) Borrower is and will be the unconditional legal and beneficial owner of the Collateral, and (ii) the Collateral is genuine and subject to no Liens. There exist no prior assignments or encumbrances of record with the U.S. Patent and Trademark Office or U.S. Copyright Office affecting any Collateral in favor of any third party, other than Permitted Liens.
(b)Rights to Payment. The names of the obligors, amount owing to Borrower, due dates and all other information with respect to the Rights to Payment are and will be correctly stated in all material respects in all Records relating to the Rights to Payment. Borrower further represents and warrants, to its knowledge, that each Person appearing to be obligated on a Right to Payment has authority and capacity to contract and is bound as it appears to be.
(c)Location of Collateral. As of the Closing Date, Borrower’s chief executive office, Inventory, Records, Equipment, and any other offices or places of business are located at the address(es) shown on the Supplement.
(d)Business Names. Other than its full corporate or company name, as applicable, Borrower has not conducted business using any trade names or fictitious business names except as shown on the Supplement.
3.12Copyrights, Patents, Trademarks and Licenses.
(a)Borrower owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other similar rights that are reasonably necessary for the operation of its business, without known conflict with the rights of any other Person.
(b)To Borrower’s knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower infringes upon any rights held by any other Person.
(c)No claim or litigation regarding any of the foregoing is pending or, to Borrower’s knowledge, threatened, and, to Borrower’s knowledge, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed which, in either case, could reasonably be expected to have a Material Adverse Effect.
3.13Regulatory Compliance. Borrower has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower’s failure to comply with ERISA that is reasonably likely to result in Borrower’s incurring any liability that could have a Material Adverse Effect. Borrower is not required to be registered as an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act.
3.14Shares. Borrower has full power and authority to create a first priority Lien on the Shares and no disability or contractual obligation exists that would prohibit Borrower from pledging the Shares pursuant to this Agreement. To Borrower’s knowledge, there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. To Borrower’s knowledge, the Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings.
3.15Compliance with Anti-Corruption Laws. Borrower has not taken any action that would cause a violation of any anti-corruption law, including but not limited to, the Foreign Corrupt Practices Act, the United Kingdom Bribery Act, and all other applicable anti-corruption laws. Borrower, its employees, agents and representatives have not, directly or indirectly, offered, paid, given, promised or authorized the payment of any money, gift or anything of value to any person acting in an official capacity for any government department, agency or instrumentality, including state-owned or controlled companies or entities, and public international organizations, as well as a political party or official thereof or candidate for political office. None of Borrower’s principals or staff are officers, employees or representatives of governments, government agencies, or government-owned or controlled enterprises.
3.16Survival. The representations and warranties of Borrower as set forth in this Agreement survive the execution and delivery of this Agreement.
ARTICLE 4 - CONDITIONS PRECEDENT
4.1Conditions to First Loan. The obligation of each Lender to make its first Loan hereunder is, in addition to the conditions precedent specified in Section 4.2 and in any Supplement, subject to the fulfillment of the following conditions and to the receipt by Lender of the documents described below, duly executed and in form and substance satisfactory to each Lender and its counsel:
(a)Resolutions. A certified copy of the resolutions of the Board of Directors (or other governing body) of Borrower authorizing the execution, delivery and performance by Borrower of the Loan Documents.
(b)Incumbency and Signatures. A certificate of the secretary (or other senior officer) of Borrower certifying the names of the officer or officers of Borrower authorized to sign the Loan Documents, together with a sample of the true signature of each such officer.
(c)Legal Opinion. The opinion of legal counsel for Borrower as to such matters as Agent may reasonably request, in form and substance satisfactory to Agent.
(d)Charter Documents. Copies of the organizational and charter documents of Borrower (e.g., Articles or Certificate of Incorporation or Organization and Bylaws or Operating Agreement), as amended through the Closing Date, certified by an officer of Borrower as being true, correct and complete.
(e)This Agreement. Counterparts of this Agreement and the initial Supplement, with all schedules completed and attached thereto, and disclosing such information as is acceptable to Lender.
(f)Financing Statements. Filing copies (or other evidence of filing satisfactory to Agent and its counsel) of such UCC financing statements, collateral assignments, account control agreements, and termination statements, with respect to the Collateral as Agent shall request.
(g)Intellectual Property Security Agreement. An Intellectual Property Security Agreement executed by Borrower in form and substance satisfactory to Agent.
(h)Lien Searches. UCC lien, judgment, bankruptcy and tax lien searches of Borrower from such jurisdictions or offices as Lender may reasonably request, all as of a date reasonably satisfactory to Agent and its counsel.
(i)Good Standing Certificate. A certificate of status or good standing of Borrower as of a date acceptable to Lender from the jurisdiction of Borrower’s organization and any foreign jurisdictions where Borrower is qualified to do business.
(j)Warrant. The Warrant issued by Borrower to each Lender exercisable for such number, type and class of shares of Borrower’s capital stock, and for an initial exercise price as is specified therein.
(k)Insurance Certificates. Insurance certificates showing Agent as loss payee or additional insured.
(l)BOH Intercreditor. The BOH Intercreditor.
(m)ESG. Parent shall have provided a completed Impact and ESG Questionnaire to Avenue Sustainable Solutions Fund, L.P.
(n)Other Documents. Such other documents and instruments as Agent or Lenders may reasonably request to effectuate the intents and purposes of this Agreement.
4.2Conditions to All Loans. The obligation of each Lender to make its initial Loan and each subsequent Loan is subject to the following further conditions precedent that:
(a)No Default. No Default or Event of Default has occurred and is continuing or will result from the making of any such Loan, and the representations and warranties of Borrower contained in Article 3 of this Agreement and Part 3 of the Supplement are true and correct in all material respects as of the Borrowing Date of such Loan, except to the extent such representations and warranties are made as of a specified date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
(b)No Material Adverse Change. No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.
(c)Borrowing Request. Borrower shall have delivered to each Lender a Borrowing Request for such Loan.
(d)Note. Borrower shall have delivered an executed Note to each Lender evidencing such Lender’s Loan, substantially in the form attached to the Supplement as an exhibit.
(e)Supplemental Lien Filings. Borrower shall have executed and delivered such amendments or supplements to this Agreement and additional Security Documents, financing statements and third party waivers as Agent may reasonably request in connection with the proposed Loan, in order to create, protect or perfect or to maintain the perfection of Agent’s Liens on the Collateral.
(f)Reserved.
(g)Financial Projections. Borrower shall have delivered to each Lender Borrower’s business plan and/or financial projections or forecasts as most recently approved by Borrower’s Board of Directors.
ARTICLE 5 - AFFIRMATIVE COVENANTS
During the term of this Agreement and until its performance of all Obligations (other than inchoate indemnity obligations), Borrower will:
5.1Notice to Lenders. Promptly give written notice to Lenders of:
(a)Any litigation or administrative or regulatory proceeding affecting Borrower where the amount claimed against Borrower is at the Threshold Amount or more, or where the granting of the relief requested could reasonably be expected to have a Material Adverse Effect; or of the acquisition by Borrower of any commercial tort claim, including brief details of such claim and such other information as Agent may reasonably request to enable Agent to better perfect its Lien in such commercial tort claim as Collateral.
(b)Any substantial dispute which may exist between Borrower and any governmental or regulatory authority.
(c)The occurrence of any Default or any Event of Default.
(d)Any change in the location of any of Borrower’s places of business or Collateral (other than, but subject to Section 5.9(e), Collateral consisting of inventory located at a third-party’s place of business) at least thirty (30) days in advance of such change, or of the establishment of any new, or the discontinuance of any existing, place of business.
(e)Any dispute or default by Borrower or any other party under any joint venture, partnering, distribution, cross-licensing, strategic alliance, collaborative research or manufacturing, license or similar agreement which could reasonably be expected to have a Material Adverse Effect.
(f)Any other matter which has resulted or might reasonably result in a Material Adverse Change.
(g)Any Subsidiary Borrower intends to acquire or create.
5.2Financial Statements. Deliver to Lender or cause to be delivered to Lender, in form and detail satisfactory to Lender the following financial and other information, which Borrower warrants shall be accurate and complete in all material respects:
(a)Monthly Financial Statements. As soon as available but no later than thirty (30) days after the end of each month (other than the months ending January, March, June and September, with respect to which the same shall be delivered within forty-five (45) days after the end of each such month; and other than December, with respect to which the same shall be delivered within sixty (60) days after the end of such month), Parent’s unaudited consolidated and consolidating balance sheet as of the end of such period, and Parent’s unaudited income statement and cash flow statement for such period and for that portion of Borrower’s financial reporting year ending with such period, prepared in accordance with GAAP and attested by a responsible financial officer of Parent as being complete and correct in all material respects and fairly presenting Parent’s consolidated and consolidating financial condition and the results of Borrower’s operations as of the date(s) and for the period(s) covered thereby.
(b)Year-End Financial Statements. As soon as available but no later than ninety (90) days after the end of each financial reporting year, a complete copy of Parent’s audit report, which shall include balance sheet, income statement, statement of changes in equity and statement of cash flows for such year, prepared in accordance with GAAP and certified by an independent certified public accountant selected by Borrower and satisfactory to Lenders (the “Accountant”). The Accountant’s certification shall not be qualified or limited due to a restricted or limited examination by the Accountant of any material portion of Borrower’s records.
(c)Compliance Certificates. As soon as available but no later than thirty (30) days after the end of each month, and simultaneously with the delivery of the financial statements referred to in paragraph (b) above, a certificate of the chief financial officer of Parent (or other executive officer) substantially in the form of Exhibit “C” to the Supplement (a “Compliance Certificate”) stating, among other things, whether any Default or Event of Default exists on the date of such certificate, and if so, setting forth the details thereof and the action which Parent or any other Borrower is taking or proposes to take with respect thereto. If requested by a Lender, a Compliance Certificate also shall be delivered to Lender on the Closing Date.
(d)Government Required Reports. Promptly after sending, issuing, making available, or filing, copies of all reports, proxy statements, and financial statements that Parent or any Borrower sends or makes available generally to its stockholders, and, not later than five (5) days after actual filing or the date such filing was first due, all registration statements and reports that Parent or any other Borrower files or is required to file with the Securities and Exchange Commission, or any other governmental or regulatory authority having similar authority.
(e)Other Information. Such other statements, lists of property and accounts, budgets (as updated), sales projections, forecasts, reports, operating plans, financial exhibits, capitalization tables (as updated) and information relating to equity and debt financings consummated after the Closing Date (including post-closing capitalization table(s)), or other information as Lender may from time to time reasonably request.
(f)Board Packages. Parent will promptly provide Lenders with copies of all notices, minutes, consents and other materials, financial or otherwise, which Parent provides to its Board of Directors (collectively, “Board Packages”); provided, however, that Parent need not provide Lenders with copies of routine Board actions, such as option and stock grants under a Borrower’s equity incentive plan in the normal course of business; and provided, further, however, that such Board Packages may be redacted to the extent that (i) Borrower determines that such redaction is reasonably necessary to preserve the attorney-client privilege based on the advice of counsel, to protect highly confidential proprietary information, or for other similar reasons, or (ii) such redacted material relates to Lender (or Borrower’s strategy regarding the Loans or Lender).
(g)ESG Principles. Parent shall provide periodic reporting (year-end report no later than the last Business day of February for each calendar year during which any Loan is outstanding) to the Lenders with respect to itself and each other Borrower on impact reporting metrics as set forth on the Compliance Certificate and compliance therewith and certify that the information provided in the Impact and ESG Questionnaire (as updated) remains valid or provide any updates with respect thereto; provided that Lenders may request updated Impact and ESG Questionnaires from time during the term hereof in the event Lenders determine in their sole discretion that a material adverse change may have occurred, or that Borrower has reported a material adverse change, with respect to the impact reporting metrics and/or Borrower’s compliance therewith.
Notwithstanding the foregoing, documents required to be delivered under Sections 5.2(a), (b) or (c) (to the extent any such documents are included in materials otherwise filed in accordance with the Securities Exchange Act of 1934, as amended), may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower emails a link thereto to Lenders; provided that Borrower shall directly provide Lenders all financial statements required to be delivered pursuant to Section 5.2(a) and (b) hereunder.

5.3Cash Balance Report. As soon as available but no later than thirty (30) days after the end of each month, a report, which may be provided via email, which specifies the cash balance maintained in each Deposit Account and each securities/investment account maintained by Borrower and each Subsidiary.
5.4Existence. Maintain and preserve Borrower’s existence, present form of business, and all rights and privileges necessary in the normal course of its business; and keep all Borrower’s property in good working order and condition, ordinary wear and tear excepted.
5.5Insurance. Obtain and keep in force insurance in such amounts and types as is usual in the type of business conducted by Borrower, with insurance carriers having a policyholder rating of not less than “A” and financial category rating of Class VII in “Best’s Insurance Guide,” unless otherwise approved by Lender. Such insurance policies must be in form and substance reasonably satisfactory to Lender, and shall list Agent as an additional insured or loss payee, as applicable, on endorsement(s) in form reasonably acceptable to Agent. Borrower shall furnish to Agent such endorsements, and upon Agent’s or any Lenders’ request, copies of any or all such policies. To the extent the insurance certificates delivered pursuant to Section 4.1(k) do not contain the endorsements required by the preceding sentence, such endorsements shall be provided within seven (7) days of the date of the first Loan hereunder. To the extent the insurance certificates delivered pursuant to Section 4.1(k) do not reflect the required insurance with respect to Creston, revised or supplemental insurance certificates reflecting the required insurance with respect to Creston shall be provided within thirty (30) days of the date of the closing of the Project Spartan Acquisition.
5.6Accounting Records. Maintain adequate books, accounts and records, and prepare all financial statements in accordance with GAAP, and in compliance with the regulations of any governmental or regulatory authority having jurisdiction over Borrower or Borrower’s business; and permit employees or agents of Agent at such reasonable times as Agent may request, at Borrower’s expense (not to exceed Two Thousand Five Hundred Dollars ($2,500) in any 12-month period unless an Event of Default has occurred and is continuing), to inspect Borrower’s properties, and to examine, review and audit, and make copies and memoranda of Borrower’s books, accounts and records.
5.7Compliance with Laws. Comply with all laws (including Environmental Laws), rules, regulations applicable to, and all orders and directives of any governmental or regulatory authority having jurisdiction over, Borrower or Borrower’s business, and with all material agreements to which Borrower is a party, except where the failure to so comply would not have a Material Adverse Effect.
5.8Taxes and Other Liabilities. Pay all Borrower’s Indebtedness when due; pay all taxes and other governmental or regulatory assessments before delinquency or before any penalty attaches thereto, except as may be contested in good faith by the appropriate procedures and for which Borrower shall maintain appropriate reserves; and timely file all required tax returns (subject to any applicable extensions).
5.9Special Collateral Covenants.
(a)Maintenance of Collateral; Inspection. Do all things reasonably necessary to maintain, preserve, protect and keep all Collateral in good working order and salable condition, ordinary wear and tear excepted, deal with the Collateral in all commercially reasonable ways as are considered good practice by owners of like property, and use the Collateral lawfully and, to the extent applicable, only as permitted by Borrower’s insurance policies. Maintain, or cause to be maintained, complete and accurate Records, in all material respects, relating to the Collateral. Upon reasonable prior notice at reasonable times during normal business hours, Borrower hereby authorizes Agent’s and each Lenders’ officers, employees, representatives and agents to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Borrower’s officers and employees, and, in the case of any Right to Payment, after consultation with Borrower, with any Person which is or may be obligated thereon.
(b)Documents of Title. Not sign or authorize the signing of any financing statement or other document naming Borrower as debtor or obligor, or acquiesce or cooperate in the issuance of any bill of lading, warehouse receipt or other document or instrument of title with respect to any Collateral, except those negotiated to Agent, or those naming Agent as secured party, or if solely to create, perfect or maintain a Permitted Lien.
(c)Change in Location or Name. Without at least 30 days’ prior written notice to Agent and

Lenders: (a) not relocate any Collateral (other than, but subject to Section 5.9(e), Collateral consisting of inventory located at or relocated to a third-party’s place of business) or Records, its chief executive office, or establish a place of business at a location other than as specified in the Supplement; and (b) not change its name, mailing address, location of Collateral (other than, but subject to Section 5.9(e), Collateral consisting of inventory located at or relocated to a third-party’s place of business), jurisdiction of incorporation or its legal structure.
(d)Decals, Markings. At the request of Agent or any Lender, firmly affix a decal, stencil or other marking to designated items of Equipment, indicating thereon the security interest of Agent.
(e)Agreement with Persons in Possession of Collateral. Use its commercially reasonable efforts to obtain and maintain such acknowledgments, consents, waivers and agreements (each a “Waiver”) from the owner, operator, lienholder, mortgagee, landlord or any Person in possession of tangible Collateral in excess of Five Hundred Thousand Dollars ($500,000) per location as Agent may require, all in form and substance reasonably satisfactory to Agent. In addition, Agent shall have the right to require Borrower to use its commercially reasonable efforts to provide Agent with a Waiver for any Collateral that is located in a jurisdiction that provides for statutory landlord’s Liens and for any location at which the Person in possession of such Collateral has a Lien thereon. Notwithstanding anything to the contrary in this Section 5.9(e), Borrower, Agent and Lenders acknowledge and agree that all material Intellectual Property and Records that are maintained on items of Collateral for which Borrower is unable to provide a Waiver also shall be maintained or backed up in a manner sufficient that Agent shall be able to have access to such Intellectual Property and Records in accordance with the exercise of Agent’s rights hereunder.
(f)Certain Agreements on Rights to Payment. Other than in the ordinary course of business, not make any material discount, credit, rebate or other reduction in the original amount owing on a Right to Payment or accept in satisfaction of a Right to Payment less than the original amount thereof.
5.10RML Financial Covenant. Maintain at all times an RML equal to or greater than six (6) months.
5.11Authorization for Automated Clearinghouse Funds Transfer. (i) Authorize each Lender to initiate debit entries to Borrower’s Primary Operating Account, specified in the Supplement hereto, through Automated Clearinghouse (“ACH”) transfers, in order to satisfy the regularly scheduled payments of principal and interest; (ii) provide each Lender at least thirty (30) days’ notice of any change in Borrower’s Primary Operating Account; and (iii)
grant each Lender any additional authorizations necessary to begin ACH debits from a new account which becomes the Primary Operating Account.
5.12Anti-Corruption Laws. Provide true, accurate and complete information, in all material respects, in all product orders, reimbursement requests and other communications relating to Borrower and its products.
ARTICLE 6 - NEGATIVE COVENANTS
During the term of this Agreement and until the performance of all Obligations (other than inchoate indemnity obligations), Borrower will not:
6.1Indebtedness. Be indebted for borrowed money, the deferred purchase price of property, or leases which would be capitalized in accordance with GAAP; or become liable as a surety, guarantor, accommodation party or otherwise for or upon the obligation of any other Person, except for Permitted Indebtedness.
6.2Liens. Create, incur, assume or permit to exist any Lien, or grant any other Person a negative pledge, on any of Borrower’s property, except Permitted Liens and any negative pledge in respect of any asset subject to a Lien permitted by clause (c) of the definition of Permitted Liens. Borrower, Agent and each Lender agree that this covenant is not intended to constitute a lien, deed of trust, equitable mortgage, or security interest of any kind on any of Borrower’s real property, and this Agreement shall not be recorded or recordable. Notwithstanding the foregoing, however, violation of this covenant by Borrower shall constitute an Event of Default.
6.3Dividends. Pay any dividends or purchase, redeem or otherwise acquire or make any other distribution with respect to any of Borrower’s capital stock, except (a) dividends or other distributions solely of capital stock of Borrower, (b) so long as no Event of Default has occurred and is continuing, repurchases of stock from employees or contractors upon termination of employment or services under reverse vesting or similar repurchase plans not to exceed One Hundred Thousand Dollars ($100,000) in any calendar year, (c) the conversion of Borrower’s convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, and (d) the purchase, redemption or other acquisition of shares of Borrower’s capital stock with the proceeds received from a substantially concurrent issue of new shares of its capital stock. Notwithstanding, and without limiting, the foregoing, Dakota Dry Bean shall dividend or otherwise distribute to DDB Holdings one hundred percent (100%) of Dakota Dry Bean’s free cash flow, up to the greater of (x) Two Million Dollars ($2,000,000) per year, or (y) the maximum amount permitted under the BOH Credit Agreement.

6.4Fundamental Changes. (a) Liquidate or dissolve; (b) enter into, or permit any Subsidiary to enter into, any Change of Control; or (c) acquire, or permit any of Subsidiary to acquire, all or substantially all of the capital stock or property of another Person. Notwithstanding anything to the contrary in this Section 6.4, Borrower may enter into a transaction that will constitute a Change of Control so long as: (i) the Person that results from such Change of Control (the “Surviving Entity”) shall have executed and delivered to Agent and Lenders an agreement in form and substance reasonably satisfactory to Agent and Lenders, containing an assumption by the Surviving Entity of the due and punctual payment and performance of all Obligations and performance and observance of each covenant and condition of Borrower in the Loan Documents; (ii) all such obligations of the Surviving Entity to Lenders shall be guaranteed by any Person that directly or indirectly owns or controls 50% or more of the voting stock of the Surviving Entity; (iii) immediately after giving effect to such Change of Control, no Event of Default or, event which with the lapse of time or giving of notice or both, would result in an Event of Default shall have occurred and be continuing; and (iv) the credit risk to Lenders, in each Lenders’ sole discretion, with respect to the Obligations and the Collateral shall not be increased. In determining whether the proposed Change of Control would result in an increased credit risk, Lenders may consider, among other things, changes in Borrower’s management team, employee base, access to equity markets, financial position and/or disposition of intellectual property rights which may reasonably be anticipated as a result of the Change of Control. In addition, (i) a Subsidiary may merge or consolidate into another Subsidiary; (ii) Borrower may consolidate or merge with any of Borrower’s Subsidiaries provided that Borrower is the continuing or surviving Person; and (iii) each of BH Brazil and Saturn may liquidate and dissolve during the term of this Agreement, as contemplated as of the Closing Date, as long as any assets of both is transferred to Parent or another Borrower.
6.5Sales of Assets. Sell, transfer, lease, license or otherwise dispose of (a “Transfer”) any of Borrower’s assets except (i) licenses of Intellectual Property for fair consideration in the ordinary course of business, provided that such licenses of Intellectual Property neither result in a legal transfer of title of the licensed Intellectual Property nor have the same effect as a sale of such Intellectual Property; (ii) Transfers of worn-out, obsolete or surplus property (each as determined by Borrower in its reasonable judgment); (iii) Transfers of Inventory in the ordinary course of business; (iv) Transfers constituting Permitted Liens; (v) Transfers permitted in Section 6.3, 6.4, 6.6 or 6.7 hereunder; and (vi) Transfers of assets (other than Intellectual Property) for fair consideration and in the ordinary course of its business.
6.6Loans/Investments. Make or suffer to exist any loans, guaranties, advances, or investments (“Investments”), except for Permitted Investments.
6.7Transactions with Related Persons. Directly or indirectly enter into any transaction with or for the benefit of a Related Person on terms more favorable to the Related Person than would have been obtainable in an “arms’ length” dealing, except (a) sales of equity securities by Borrower and incurrence of Subordinated Debt for capital raising purposes, and (b) Permitted Investments.
6.8Other Business. Engage in any material line of business other than the business Borrower conducts as of the Closing Date and any business substantially similar or related or incidental thereto.
6.9Financing Statements and Other Actions. Fail to execute and deliver to Agent all financing statements, notices and other documents (including, without limitation, any filings with the United States Patent and Trademark Office and the United States Copyright Office) from time to time reasonably requested by Agent to maintain a perfected first priority security interest in the Collateral in favor of Agent, subject to Permitted Liens; perform such other acts, and execute and deliver to Agent such additional conveyances, assignments, agreements and instruments, as Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or Agent’s rights, powers and remedies hereunder.
6.10Compliance. Become required to be registered as an “investment company” or controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Loan for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Agent’s Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.
6.11Other Deposit and Securities Accounts. Maintain any Deposit Accounts or accounts holding securities owned by Borrower except (i) Deposit Accounts and investment/securities accounts as set forth in the Supplement, and (ii) other Deposit Accounts and securities/investment accounts, in each case, with respect to which Borrower and Agent shall have taken such action as Agent reasonably deems necessary to obtain a perfected first priority security interest therein, subject to Permitted Liens. The provisions of the previous sentence shall not apply to (i) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Agent as such or (ii) the Saturn Account. Notwithstanding and without limiting the foregoing, except with respect to Borrower’s Deposit Accounts with Silicon Valley Bank, which must be subject to account control agreements in favor of, and in form and content reasonably acceptable to Agent, and except with respect to the accounts identified in the preceding sentence, as of the Closing Date, Borrower (x) shall provide account control agreements in favor of, and in form and content reasonably acceptable to, Agent, with respect to the balance of Borrower’s deposit and/or investment accounts with three (3) Business Days of the Closing Date and (y) shall not cause or permit any Loan proceeds to be moved to or maintained in any account which is not subject to an account control agreement in favor of Agent.
6.12Prepayment of Indebtedness. Prepay, redeem or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness (other than the Loans and Indebtedness permitted by Section 6.1 hereof). Notwithstanding the foregoing, Agent and each Lender agrees that the conversion or exchange into Borrower’s equity securities of any Indebtedness (other than the Loans) shall not be prohibited by this Section 6.12.
6.13Repayment of Subordinated Debt. Repay, prepay, redeem or otherwise satisfy in any manner any Subordinated Debt, except in accordance with the terms of any subordination agreement among Borrower, Agent and the holder(s) of such Subordinated Debt. Notwithstanding the foregoing, each Lender agrees that the conversion or exchange into Borrower’s equity securities of any Subordinated Debt and the payment of cash in lieu of fractional shares shall not be prohibited by this Section 6.13.
6.14Subsidiaries.
(a)Acquire or create any Subsidiary, unless such Subsidiary becomes, at Agent and each Lenders’ option, either a co-borrower hereunder or executes and delivers to Agent one or more agreements, in form and substance reasonably satisfactory to Agent, containing a guaranty of the Obligations that is secured by first priority Liens on such Person’s assets, subject to Permitted Liens. For clarity, the parties acknowledge and agree that Agent and Lenders shall have the exclusive right to determine whether any such Person will be made a co-borrower hereunder or a guarantor of the Obligations. Prior to the acquisition or creation of any such Subsidiary, Parent shall notify Agent and Lenders thereof in writing, which notice shall contain the jurisdiction of such Person’s formation and include a description of such Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary.
(b)Sell, transfer, encumber or otherwise dispose of Borrower’s ownership interest in any Subsidiary other than Permitted Liens.
(c)Cause or permit a Subsidiary to do any of the following: (i) grant Liens on such Subsidiary’s assets, except for Liens that would constitute Permitted Liens if incurred by Borrower and Liens on any property held or acquired by such Subsidiary in the ordinary course of its business securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that such Lien attaches solely to the property acquired with such Indebtedness and that the principal amount of such Indebtedness does not exceed one hundred percent (100%) of the cost of such property; and (ii) issue any additional Shares, except to Parent or a wholly owned Subsidiary of Parent.
(d)Notwithstanding and without limiting the foregoing or any other provision of this Agreement or any other Loan Document, Parent shall not cause or permit (i) BH Brazil or Saturn to engage in any business operations (except to the extent required by applicable law, or winding up their affairs) or to maintain cash or other assets of a value in excess of Ten Thousand Dollars ($10,000) in the aggregate; or (ii) any Excluded Subsidiary to maintain cash or other assets of a value in excess of Two Hundred Fifty Thousand Dollars ($250,000), individual or in the aggregate.
6.15Leases. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any personal property (“Personal Property Leases”), except for Personal Property Leases of Equipment in the ordinary course of business that do not in the aggregate require Borrower to make payments (including taxes, insurance, maintenance and similar expenses which Borrower is required to pay under the terms of any such lease) in any calendar year in excess of One Million Five Hundred Thousand Dollars ($1,500,000) in aggregate amount. For the avoidance of doubt, this Section 6.15 will not be applicable to Indebtedness otherwise permitted under clause (f) of “Permitted Indebtedness.”
6.16Anti-Corruption Laws.
(a)Take any action that would cause a violation of any anti-corruption law, including but not limited to, the Foreign Corrupt Practices Act, the United Kingdom Bribery Act, and all other applicable anti-corruption laws.
(b)Directly or indirectly, offer, pay, give, promise or authorize the payment of any money, gift, or anything of value to any person acting in an official capacity for any government department, agency, or instrumentality, including state-owned or controlled companies or entities, and public international organizations, as well as a political party or official thereof or candidates for political office, except in compliance with applicable law.
ARTICLE 7 - EVENTS OF DEFAULT
7.1Events of Default; Acceleration. Upon the occurrence and during the continuation of any Event of Default, the obligation of each Lender to make any additional Loan shall be suspended. The occurrence and continuation of any of the following (each, an “Event of Default”) shall at the option of Agent, at the direction of Lenders (1) make all sums of Basic Interest and principal, as well as any other Obligations and amounts owing under any Loan Documents, immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands, and (2) give Agent the right to exercise any other right or remedy provided by contract or applicable law:
(a)Borrower shall fail to pay any principal or interest under this Agreement or any Note, or fail to pay any fees or other charges when due under any Loan Document, and such failure continues for three (3) Business Days or more after the same first becomes due; or an Event of Default as defined in any other Loan Document shall have occurred.
(b)Any representation or warranty made, or financial statement, certificate or other document provided, by Borrower under any Loan Document shall prove to have been false or misleading in any material respect when made or deemed made herein.
(c)[reserved].
(d)(i) Borrower shall fail to pay its debts generally as they become due; or (ii) Borrower shall commence any Insolvency Proceeding with respect to itself, an involuntary Insolvency Proceeding shall be filed against Borrower, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower, and such involuntary Insolvency Proceeding, petition or appointment is acquiesced to by Borrower or is not dismissed within forty five (45) days; or (iii) the dissolution, winding up, or termination of the business or cessation of operations of Borrower (including any transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of Borrower pursuant to the provisions of Borrower’s charter documents); or (iv) Borrower shall take any corporate action for the purpose of effecting, approving, or consenting to any of the foregoing.
(e)Borrower shall be in default beyond any applicable period of grace or cure under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to any Lender or to any Person in an amount in excess of the Threshold Amount.
(f)Any governmental or regulatory authority shall take any judicial or administrative action, or any defined benefit pension plan maintained by Borrower shall have any unfunded liabilities, any of which, in the reasonable judgment of Agent and each Lender, could reasonably be expected to have a Material Adverse Effect.
(g)Any sale, transfer or other disposition of all or a substantial or material part of the assets of Borrower, including without limitation to any trust or similar entity, other than to the extent permitted herein, shall occur.
(h)Any judgment(s) singly or in the aggregate in excess of the Threshold Amount (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be entered against Borrower which remain unsatisfied, unvacated or unstayed pending appeal for ten (10) or more Business Days after entry thereof.
(i)Borrower shall fail in any material respect to perform or observe any covenant contained in Article 6 of this Agreement.
(j)Borrower shall fail to perform or observe any covenant contained in Article 5 or elsewhere in this Agreement or any other Loan Document (other than a covenant which is dealt with specifically elsewhere in this Article 7) and, if capable of being cured, the breach of such covenant is not cured within ten (10) days after the sooner to occur of Borrower’s receipt of notice of such breach from Agent or the date on which such breach first becomes known to any officer of Borrower (the “Notice Date”); provided, however that if such breach is not capable of being cured within such 10-day period and Borrower timely notifies Agent and each Lender of such fact and Borrower diligently pursues such cure, then the cure period shall be extended to the date requested in Borrower’s notice but in no event more than thirty (30) days from the Notice Date.
7.2Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, Agent shall be entitled to, at its option, exercise any or all of the rights and remedies available to a secured party under the UCC or any other applicable law, and exercise any or all of its rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Borrower under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligations is rescinded or must otherwise be returned by Agent or any Lender upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

7.3Sale of Collateral. Upon the occurrence and during the continuance of an Event of Default, Agent may, at the direction of Lenders, sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Agent or Lenders may deem commercially reasonable. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Agent or Lenders may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Agent until the selling price is paid by the purchaser, but neither Agent nor any Lender shall incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Agent may, at the direction of Lenders, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction. Without limiting the generality of the foregoing, if an Event of Default is in existence,
(1)Subject to the rights of any third parties, Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as Lenders shall in their sole discretion determine;
(2)Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Borrower in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and Borrower hereby releases Agent and each Lender from, and agrees to hold Agent and each Lender free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto other than claims arising out of Agent’s or any Lenders’ gross negligence or willful misconduct; and
(3)Upon request by Agent, Borrower will execute and deliver to Agent a power of attorney, in form and substance reasonably satisfactory to Agent for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark. In the event of any such disposition pursuant to this clause 3, Borrower shall supply its know-how and expertise relating to the products or services made or rendered in connection with Patents, the manufacture and sale of the products bearing Trademarks, and its customer lists and other records relating to such
Copyrights, Patents or Trademarks and to the distribution of said products, to Agent.
(4)If, at any time when Agent or Lenders shall determine to exercise the right to sell the whole or any part of the Shares hereunder, such Shares or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act (or any similar statute), then Agent may, in its discretion (subject only to applicable requirements of law), sell such Shares or part thereof by private sale in such manner and under such circumstances as Agent or Lenders may deem necessary or advisable, but subject to the other requirements of this Article 7, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent may, at the direction of Lenders in their sole discretion (i) in accordance with applicable securities laws proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Shares or part thereof could be or shall have been filed under the Securities Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who is an accredited investor under the Securities Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Shares or any part thereof. In addition to a private sale as provided above in this Article 7, if any of the Shares shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Article 7, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:
(A)as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;
(B)as to the content of legends to be placed upon any certificates representing the Shares sold in such sale, including restrictions on future transfer thereof;
(C)as to the representations required to be made by each Person bidding or purchasing at such sale relating to such Person’s access to financial information about Borrower or any of its Subsidiaries and such Person’s intentions as to the holding of the Shares so sold for investment for its own account and not with a view to the distribution thereof; and
(D)as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale

(notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state securities laws.
(5)Borrower recognizes that Agent may be unable to effect a public sale of any or all the Shares and may be compelled to resort to one or more private sales thereof in accordance with clause (4) above. Borrower also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Shares for the period of time necessary to permit the applicable Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Borrower and/or the Subsidiary would agree to do so.
7.4Borrower’s Obligations upon Default. Upon the request of Agent, at the direction of Lenders, after the occurrence and during the continuance of an Event of Default, Borrower will:
(a)Assemble and make available to Agent the Collateral at such place(s) as Agent shall reasonably designate, segregating all Collateral so that each item is capable of identification; and
(b)Subject to the rights of any lessor, permit Agent, by Agent’s officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral, to complete the processing, manufacture or repair of any Collateral, and to remove the Collateral, or to conduct any public or private sale of the Collateral, all without any liability of Agent or any Lender for rent or other compensation for the use of Borrower’s premises.
ARTICLE 8 - SPECIAL COLLATERAL PROVISIONS
8.1Compromise and Collection. Borrower and Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Rights to Payment; that certain of the Rights to Payment may be or become uncollectible in whole or in part; and that the expense and probability of success of litigating a disputed Right to Payment may exceed the amount that reasonably may be expected to be recovered with respect to such Right to Payment. Borrower hereby authorizes Agent, after and during the continuance of an Event of Default, to compromise with the obligor, accept in full payment of any Right to Payment such amount as Agent shall negotiate with the obligor, or abandon any Right to Payment. Any such action by Agent shall be considered commercially reasonable so long as Lenders have made the determination in good faith based on information known to them at the time Agent takes any such action.
8.2Performance of Borrower’s Obligations. Without having any obligation to do so, upon reasonable prior notice to Parent, Agent may, at the direction of Lenders, perform or pay any obligation which Borrower has agreed to perform or pay under this Agreement, including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral. In so performing or paying, Agent and Lenders shall determine the action to be taken and the amount necessary to discharge such obligations. Borrower shall reimburse Agent within two (2) Business Days of demand for any amounts paid by Agent and each Lender pursuant to this Section, which amounts shall constitute Obligations secured by the Collateral and shall bear interest from the date of demand at the Default Rate.
8.3Power of Attorney. For the purpose of protecting and preserving the Collateral and Agent’s rights under this Agreement, Borrower hereby irrevocably appoints Agent, with full power of substitution, as its attorneyinfact with full power and authority, after the occurrence and during the continuance of an Event of Default, to do any act which Borrower is obligated to do hereunder; to exercise such rights with respect to the Collateral as Borrower might exercise; to use such Inventory, Equipment, Fixtures or other property as Borrower might use; to enter Borrower’s premises; to give notice of Agent’s security interest in, and to collect the Collateral; and before or after Default, to execute and file in Borrower’s name any financing statements, amendments and continuation statements, account control agreements or other Security Documents necessary or desirable to create, maintain, perfect or continue the perfection of Agent’s security interests in the Collateral. Borrower hereby ratifies all that Agent shall lawfully do or cause to be done by virtue of this appointment.
8.4Authorization for Agent to Take Certain Action. The power of attorney created in Section 8.3 is a power coupled with an interest and shall be irrevocable. The powers conferred on Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Agent to exercise such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Agent or any of its directors, officers, employees, agents or representatives be responsible to Borrower for any act or failure to act, except for gross negligence or willful misconduct. After the occurrence and during the continuance of an Event of Default, Agent may exercise this power of attorney without notice to or assent of Borrower, in the name of

Borrower, or in Agent’s own name, from time to time in Agent’s sole discretion and at Borrower’s expense. To further carry out the terms of this Agreement, after the occurrence and during the continuance of an Event of Default, Agent may, at the direction of Lenders:
(a)Execute any statements or documents or take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting Collateral, or constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral.
(b)Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit relating to Collateral; assignments, verifications and notices in connection with Accounts; or any other documents relating to the Collateral, including without limitation the Records.
(c)Use or operate Collateral or any other property of Borrower for the purpose of preserving or liquidating Collateral.
(d)File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Agent for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral.
(e)Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Agent for the purpose of protecting or collecting the Collateral. In furtherance of this right, upon the occurrence and during the continuance of an Event of Default, Agent may apply for the appointment of a receiver or similar official to operate Borrower’s business.
(f)Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts at Agent’s sole discretion, toward repayment of the Obligations or replacement of the Collateral.
8.5Application of Proceeds. Any Proceeds and other monies or property received by Agent pursuant to the terms of this Agreement or any Loan Document may be applied as follows:
(a)First, to Agent, the aggregate amount of all costs, expenses, indemnities and other amounts required to be reimbursed to Agent, in its capacity as such, until paid in full;
(b)Second, to Agent, for the ratable benefit of Lenders (in accordance with the portion funded by each Lender), the aggregate amount of all Obligations arising on account of payments made by Agent in accordance with Section 8.2, until repaid in full;
(c)Third, to Lenders, ratably in accordance with principal amount of the Loans held by each Lender, an amount equal to the aggregate costs, expenses, indemnities or other amounts then required to be reimbursed to Lenders, until paid in full;
(d)Fourth, to Lenders, ratably in accordance with aggregate amount of any fees, premiums or similar payments due to each Lender in respect of the Loans held by such Lender, an amount equal to the aggregate fees, premiums or other similar such payments due to such Lender in respect of the Loans, until paid in full;
(e)Fifth, to Lenders, ratably in accordance with accrued and unpaid interest in respect of the Loans and the other Obligations due to each Lender, an amount equal to the aggregate accrued and unpaid interest on the Loans and other Obligations then due, until paid in full;
(f)Sixth, to Lenders, ratably in accordance outstanding principal due to each Lender in respect of the Loans, an amount equal to the aggregate principal outstanding in respect of the Loans then due, until paid in full;
(g)Seventh, to Agent and each Lender, ratably in accordance with the any other Obligations due to such Lender, an amount equal to all other Obligations due and payable to Agent and each Lender, until paid in full; and
(h)Last, the balance, if any, to Parent or as otherwise required by applicable law.
8.6Deficiency. If the Proceeds of any disposition of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all the Obligations, plus all other sums required to be expended or distributed by Agent to Lenders, then Borrower shall be liable for any such deficiency.
8.7Agent Transfer. Upon the transfer of all or any part of the Obligations, Agent may transfer all or part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Agent hereunder with respect to such Collateral so transferred, but with respect to any Collateral not so transferred, Agent shall retain all rights and powers hereby given.
8.8Agent’s Duties.
(a)Agent shall use reasonable care in the custody and preservation of any Collateral in its possession. Without limitation on other conduct which may be considered the exercise of reasonable care, Agent shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Agent accords its own property, it being understood that Agent shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, declining value, tenders or other matters relative to any Collateral, regardless of whether Agent has or is deemed to have knowledge of such matters; or taking any necessary steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Agent be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Agent.
(b)Agent may at any time deliver the Collateral or any part thereof to Parent and the receipt of Parent shall be a complete and full acquittance for the Collateral so delivered, and Agent shall thereafter be discharged from any liability or responsibility therefor.
(c)Neither Agent, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Agent shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Agent, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Agent.
8.9Termination of Security Interests and Loan Documents. Upon the payment in full of the Obligations (other than inchoate indemnity obligations) and satisfaction of all Borrower’s obligations under this Agreement and the other Loan Documents, and if Lenders have no further obligations under their Commitment, the security interest granted hereby shall terminate, all rights to the Collateral shall revert to Borrower and this Agreement and the other Loan Documents shall terminate; provided that (i) those obligations, liabilities, covenants and terms that are expressly specified herein and in any other Loan Document as surviving that respective agreement’s termination, including without limitation, Borrower’s indemnity obligations set forth in this Agreement, shall continue to survive notwithstanding anything to the contrary set forth herein, and (ii) nothing set forth herein shall affect or be deemed to affect those obligations, liabilities, covenants and terms set forth in any warrant instrument issued to a Lenders’ parent company or set forth in any other equity securities or convertible debt securities of Borrower acquired by any Lender in connection with this Agreement. Upon any such termination, Agent shall return all Collateral in its possession or control to Parent and, at Borrower’s expense, execute and deliver to Parent such documents as Borrower shall reasonably request to evidence such termination.
ARTICLE 9 - GENERAL PROVISIONS
9.1Notices. Any notice given by any party under any Loan Document shall be in writing and personally delivered, sent by overnight courier, or United States mail, postage prepaid, or sent by facsimile or electronic mail, or other authenticated message, charges prepaid, to the other party’s or parties’ addresses shown on the Supplement. Each party may change the address, facsimile number or email address to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given by hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next Business Day after delivery to the courier service; if by first class mail, on the third Business Day after deposit in the U.S. Mail; and if by facsimile or electronic mail, on the date of transmission.
9.2Binding Effect. The Loan Documents shall be binding upon and inure to the benefit of Borrower, Lenders, Agent and their respective successors and assigns; provided, however, that Borrower may not assign or transfer Borrower’s rights or obligations under any Loan Document; provided, further, that a transaction permitted under Section 6.4 hereof shall not be deemed prohibited by this Section 9.2. Each Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, such Lenders’ rights and obligations under the Loan Documents provided that, so long as no Event of Default has occurred and is continuing, neither Lender shall not assign any of such rights or obligations to any competitor of Borrower. In connection with any of the foregoing, Lenders and Agent may disclose all documents and information which Lenders and Agent now or hereafter may have relating to the Loans, Borrower, or its business, provided that any Person who receives such information shall have agreed in writing in advance to maintain the confidentiality of such information on terms no less favorable to Borrower than are set forth in Section 9.13 hereof.
9.3No Waiver. Any waiver, consent or approval by Agent and Lenders of any Event of Default or breach of any provision, condition, or covenant of any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of any Loan Document. No failure or delay on the part of Agent or any Lender in exercising any power, right, or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege. Agent and each Lender has the right at its sole option to continue to accept interest and/or principal payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the maturity of any Loan unless Lenders agree otherwise in writing.
9.4Rights Cumulative. All rights and remedies existing under the Loan Documents are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.
9.5Unenforceable Provisions. Any provision of any Loan Document executed by Borrower which is prohibited or unenforceable in any jurisdiction, shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of any such Loan Document shall remain valid and enforceable.
9.6Accounting Terms. Except as otherwise provided in this Agreement, accounting terms and financial covenants and information shall be determined and prepared in accordance with GAAP.
9.7Indemnification; Exculpation. Borrower shall pay and protect, defend and indemnify each Lender, Agent and each Lenders’ and Agent’s employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Lender, collectively “Agents”) against, and hold each Lender, Agent and each of such Agents harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys’ fees and costs) and other amounts incurred by each Lender, Agent and each of such Agents, arising from (i) the matters contemplated by this Agreement or any other Loan Documents, (ii) any dispute between Borrower and a third party (other than a Lender), or (iii) any contention that Borrower has failed to comply with any law, rule, regulation, order or directive applicable to Borrower’s business; provided, however, that this indemnification shall not apply to any of the foregoing to the extent incurred as the result of any Lenders’, Agent’s or any of such Agents’ gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of Borrower’s Obligations to Lenders.
9.8Reimbursement. Borrower shall reimburse each Lender and Agent for all costs and expenses, including without limitation reasonable attorneys’ fees and disbursements expended or incurred by each Lender and Agent in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the preparation and negotiation of the Loan Documents, (b) the amendment and enforcement of the Loan Documents, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to each Lenders’ and Agent’s rights, remedies and obligations under the Loan Documents, (c) collecting any sum which becomes due to each Lender under any Loan Document, (d) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (e) the protection, preservation or enforcement of any rights of Lenders or Agent under the Loan Documents. For the purposes of this section, attorneys’ fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with an Insolvency Proceeding; (4) garnishment, levy, and debtor and third party examinations; and (5) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment. All of the foregoing costs and expenses shall be payable upon demand by any Lender or Agent, and if not paid within forty-five (45) days of presentation of invoices shall bear interest at the Default Rate.
9.9Execution in Counterparts; Electronic Signatures. This Agreement and the other Loan Documents may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement and each of the other Loan Documents may be executed by electronic signatures. Borrower, Agent and Lenders expressly agree to conduct the transactions contemplated by this Agreement and the other Loan Documents by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Agreement and each of the other Loan Documents by electronic means and to the enforceability of electronic Loan Documents). Delivery of an executed signature page to this Agreement and each of the other Loan Documents by facsimile or other electronic mail transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart hereof and thereof, as applicable. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.
9.10Entire Agreement. The Loan Documents are intended by the parties as the final expression of their agreement and therefore contain the entire agreement between the parties and supersede all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only in a writing signed by Parent, Agent and each Lender.
9.11Governing Law and Jurisdiction.
(a)THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.
(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER, AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF BORROWER, AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. BORROWER, AGENT AND EACH LENDER EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.
9.12Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWER, AGENT AND EACH LENDER EACH WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER, AGENT AND EACH LENDER EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEMS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
9.13Confidentiality. Agent and each Lender agrees to hold in confidence all confidential information that it receives from Agent pursuant to the Loan Documents, except for disclosure as shall be reasonably required: (a) to legal counsel and accountants for Agent and each Lender; (b) to other professional advisors to Agent and each Lender; (c) to regulatory officials having jurisdiction over Lender to the extent required by law; (d) to Agent’s and each Lenders’ investors and prospective investors (subject to the same confidentiality obligation set forth herein), and in Agent’s and each Lenders’ SEC filings as required by law; (e) as required by law or legal process or in connection with any legal proceeding to which Agent, any Lender and Borrower are adverse parties; (f) in connection with a disposition or proposed disposition of any or all of Agent’s and any Lenders’ rights hereunder to any assignee or participant (subject to the same confidentiality obligation set forth herein); (g) to Agent’s and each Lenders’ subsidiaries or Affiliates in connection with their business with Borrower (subject to the same confidentiality obligation set forth herein); (h) as required by valid order of a court of competent jurisdiction, administrative agency or governmental body, or by any applicable law, rule, regulation, subpoena, or any other administrative or legal process, or by applicable regulatory or professional standards, including in connection with any judicial or other proceeding involving Agent or any Lender relating to this Agreement and the transactions contemplated hereby; and (i) as required in connection with Agent’s and any Lenders’ examination or audit. For purposes of this section, Agent, each Lender and Borrower agree that “confidential information” shall mean any information regarding or relating to Borrower other than: (i) information which is or becomes generally available to the public other than as result of a disclosure by Agent or any Lender in violation of this section, (ii) information which becomes available to Agent or any Lender from any other source (other than Parent) which neither Agent nor the relevant Lender knows is bound by a confidentiality agreement with respect to the information made available, and (iii) information that Agent or such Lender knows on a non-confidential basis prior to Borrower disclosing it to Agent or such Lender. In addition, Borrower agrees that Agent and each Lender may use Borrower’s name, logo and/or trademark in connection with certain promotional materials that Agent and any Lender may disseminate to the public, including, but are not limited to, brochures, internet website, press releases and any other materials relating to the fact that Agent and each Lender has a financing relationship with Borrower.
9.14Borrower Liability. Each Borrower hereunder, and any Person joined to this Agreement as a Borrower: shall be jointly and severally obligated to repay all Loans made hereunder, regardless of which Borrower actually receives said Loan, as if each Borrower hereunder directly received all Loans. Each Borrower waives (a) any suretyship defenses available to it under the UCC or any other applicable law, and

(b) any right to require Agent to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Agent may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Agent under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by such Borrower with respect to the Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Lenders and such payment shall be promptly delivered to Lenders, for application to the Obligations, whether matured or unmatured.
ARTICLE 10 - AGENCY.
10.1Appointment. Each Lender hereby irrevocably appoints Avenue Capital Management II, L.P. to act on its behalf as the administrative agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.
10.2    Indemnity. Each Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by Borrowers and without limiting the obligation of Borrowers to do so), according to its respective Commitment percentage in effect on the date on which indemnification is sought under this Section 10.2, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, a Supplement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of each Loan and all other amounts payable hereunder. Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of any Lender or as Agent shall believe in good faith shall be necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct.
10.3        Reserved.

10.4Reserved.

10.5        Duties. Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

10.6        Reliance by Agent. Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of the Loan Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement, the Loan Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

10.7    Collateral Agent. The Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by Borrowers to secure any of the Obligations. Each Lender hereby authorizes Agent, on behalf of and for the ratable benefit of Lenders, in its capacity as collateral agent, to enter into any of the Loan Documents as secured party for purposes of acquiring, holding and enforcing all Liens on Collateral (and any other collateral from time to time securing the Obligations), and as Agent for and representative of Lender thereunder, and each Lender agrees to be bound by the terms of each such document. All powers, rights and remedies under the Loan Documents may be exercised solely by Agent for the benefit of Lenders and Agent in accordance with the terms thereof. In the event of a foreclosure on any of the Collateral pursuant to a public or private sale, either Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled (subject to the proviso at the end of this sentence), for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Agent at such sale; provided however, that neither Agent nor any Lender shall “credit bid” at any foreclosure and/or other public or private sale absent the consent of the Required Lenders. Without limiting the generality of the foregoing, Agent is hereby expressly authorized to execute any and all documents (including releases) that bind Lenders with respect to (i) the Collateral and the rights of Lenders with respect thereto, as contemplated by and in accordance with the provisions of the Loan Documents, and (ii) any other subordination agreement with respect to any Subordinated Debt.
10.8Successor Agents. Agent may resign upon thirty (30) days’ notice to the Lenders and Parent. If Agent shall resign in its capacity under this Agreement and the other Loan Documents, then the Required Lenders shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of Agent in its capacity, and the term “Agent” shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent in its capacity shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any Lender. If no applicable successor agent has accepted appointment as such Agent in its capacity by the date that is twenty (20) days following such retiring Agent’s notice of resignation, such retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent’s resignation as Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.
ARTICLE 11 - DEFINITIONS
The definitions appearing in this Agreement or any Supplement shall be applicable to both the singular and plural forms of the defined terms:
“Account” means any “account,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by Borrower or from any other transaction, whether or not the same involves the sale of goods or services by Borrower (including, without limitation, any such obligation that may be characterized as an account or contract right under the UCC) and all of Borrower’s rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Borrower’s rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller’s rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower or in connection with any other transaction (whether or not yet earned by performance on the part of Borrower), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.
“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person; or (b) the Shares of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of Borrower.
“Affiliate” means any Person which directly or indirectly controls, is controlled by, or is under common control with Borrower. “Control,” “controlled by” and “under common control with”

mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, that control shall be conclusively presumed when any Person or affiliated group directly or indirectly owns five percent (5%) or more of the securities having ordinary voting power for the election of directors of a corporation.
“Agreement” means this Loan and Security Agreement and each Supplement thereto, as each may be amended or supplemented from time to time.
“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended.
“Basic Interest” means the rate of interest payable on the outstanding balance of each Loan at the applicable Designated Rate.
“BHB Holdings” means BHB Holdings, LLC, a North Carolina limited liability company, and wholly-owned Subsidiary of BH Holdings.
“BHF” means Benson Hill Fresh, LLC, a Delaware limited liability company, and wholly-owned Subsidiary of BH Holdings.
“BH Brazil” means Benson Hill Biosystem do Brasil – Inovacao Tecnologica LTDA, and wholly-owned Subsidiary of BH Holdings and BHB Holdings.
“BH Holdings” means Benson Hill Holdings, Inc., a Delaware corporation, and wholly-owned Subsidiary of Parent.
“BOH” means First National Bank of Omaha, a national banking association.
“BOH Credit Agreement” means that certain Credit Agreement by and between BOH and Dakota Dry Bean dated as of April 11, 2019.
“BOH Indebtedness” means that certain loan by BOH to Dakota Dry Bean in the original principal amount of Twenty Million Dollars ($20,000,000), pursuant to the BOH Credit Agreement, provided that (i) any Lien granted to secure repayment thereof is limited to the BOH Lien; and (ii) the BOH Lien and repayment of the BOH Indebtedness is subject to the BOH Intercreditor.
“BOH Intercreditor” means that certain Intercreditor Agreement by and between Agent and BOH, dated as of the Closing Date, in form and content reasonably acceptable to Agent and Lenders.
“BOH Lien” means the Lien in favor of BOH to secure the BOH Indebtedness, provided the same is (i) limited to the “Collateral” as defined in the BOH
Security Agreement (the “BOH Collateral”); and (ii) subject to the BOH Intercreditor.
“BOH Security Agreement” means that certain Security Agreement by and between BOH and Dakota Dry Bean dated as of April 11, 2019.
“Borrowing Date” means the Business Day on which the proceeds of a Loan are disbursed by any Lender.
“Borrowing Request” means a written request from Borrower in substantially the form of Exhibit “B” to the Supplement, requesting the funding of one or more Loans on a particular Borrowing Date.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.
“Cash Burn” means, for any period of determination, Parent’s operating cash flow determined in accordance with GAAP, less capital expenditures, calculated on a three (3) month basis, divided by three (3).
“Change of Control” means: (a) any sale, license, or other disposition of all or substantially all of the assets of Borrower; (b) any reorganization, consolidation, merger or other transaction involving Borrower; or (c) any transaction or series of related transactions, in the case of (b) or (c), in which any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, the power to control the management of Borrower, or to control the equity interests of Borrower entitled to vote for members of the Board of Directors or equivalent governing body of Borrower on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing 50% or more of the combined voting power of such securities.
“Chattel Paper” means any “chattel paper,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Closing Date” means the date of this Agreement.
“Collateral” means all of Borrower’s right, title and interest in and to the following property, whether now owned or hereafter acquired and wherever located: (a) all Receivables; (b) all Equipment; (c) all Fixtures; (d) all General Intangibles; (e) all Inventory; (f) all Investment Property; (g) all Deposit Accounts; (h) all Shares; (i) all other Goods and personal property of Borrower, whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; (j) all Records; and (k) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing the term “Collateral” shall not include: (i) more than sixty-five percent (65%) of the issued and outstanding capital stock, membership units or other securities entitled to vote owned or held of record by Borrower in any Subsidiary that is a controlled foreign corporation (as defined in the Internal Revenue Code), provided that the Collateral shall include one hundred percent (100%) of the issued and outstanding non-voting capital stock of such Subsidiary; (ii) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such “intent to use” trademarks would be contrary to applicable law; or (iii) any contract, Instrument or Chattel Paper in which Borrower has any right, title or interest if and to the extent such contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Borrower therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such contract, Instrument or Chattel Paper to enforce any remedy with respect thereto; provided, however, that the foregoing exclusion shall not apply if (A) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such contract, Instrument or Chattel Paper, or (B) such prohibition would be rendered ineffective pursuant to Sections 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code or principles of equity); provided, further, that immediately upon the ineffectiveness, lapse or termination of any such provision, the term “Collateral” shall include, and Borrower shall be deemed to have granted a security interest in, all its rights, title and interests in and to such contract, Instrument or Chattel Paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Agent’s unconditional continuing security interest in and to all rights, title and interests of Borrower in or to any payment obligations or other rights to receive monies due or to become due under any such contract, Instrument or Chattel Paper and in any such monies and other proceeds of such contract, Instrument or Chattel Paper.
“Commitment” means the obligation of each Lender to make Loans to Borrower up to the aggregate principal amount set forth in the Supplement.
“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Copyrights” means all of the following now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country; (ii) all registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (iii) all continuations, renewals or extensions thereof; and (iv) any registrations to be issued under any pending applications.
“Creston” means ZFS Creston, LLC, a Delaware limited liability company and, following Project Spartan, a wholly-owned Subsidiary of DDB Holdings.
“Dakota Dry Bean” means Dakota Dry Bean Inc., a North Dakota corporation and a wholly-owned Subsidiary of DDB Holdings.
“DDB Holdings” means DDB Holdings, Inc., a Delaware corporation and wholly-owned Subsidiary of BH Holdings.
“Default” means an event which with the giving of notice, passage of time, or both would constitute an Event of Default.
“Default Rate” means the applicable Designated Rate plus five percent (5%) per annum.
“Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Designated Rate” means the rate of interest per annum described in the Supplement as being applicable to an outstanding Loan from time to time.
“Documents” means any “documents,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Dollars” or “$” means lawful currency of the United States.
“Environmental Laws” means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, or safety matters.
“Equipment” means any “equipment,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.
“Event of Default” means any event described in Section 7.1.
“Excluded Subsidiary” means each, and “Excluded Subsidiaries” means all, of J&J Farms NC, LLC; J&J Farms TN, LLC; and J&J Florida Farms 2, LLC; each a Florida limited liability company and each a wholly-owned Subsidiary of JJP.
“Fixtures” means any “fixtures,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“GAAP” means generally accepted accounting principles and practices consistent with those principles and practices promulgated or adopted by the Financial Accounting Standards Board and the Board of the American Institute of Certified Public Accountants, their respective predecessors and successors. Each accounting term used but not otherwise expressly defined herein shall have the meaning given it by GAAP.
“General Intangibles” means any “general intangibles,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all right, title and interest that Borrower may now or hereafter have in or under any contract, all customer lists, Copyrights, Trademarks, Patents, websites, domain names, and all applications therefor and reissues, extensions, or renewals thereof, other items of, and rights to, Intellectual Property, interests in partnerships, joint ventures and other business associations, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, uncertificated securities, money, cash or cash equivalents, deposit, checking and other bank accounts, rights to sue for past, present and future infringement of Copyrights, Trademarks and Patents, rights to receive tax refunds and other payments and rights of indemnification.
“Goods” means any “goods,” as such term is defined in the UCC, now owned or hereafter acquired by
Borrower or in which Borrower now holds or hereafter acquires any interest.
“Impact and ESG Questionnaire” is defined in and has the meaning ascribed to such term in the Compliance Certificate.
“Indebtedness” of any Person means at any date, without duplication and without regard to whether matured or unmatured, absolute or contingent: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance, or similar instrument, whether drawn or undrawn; (vi) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities; (vii) all obligations of such Person to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, except to the extent that such obligations remain performable solely at the option of such Person; (viii) all obligations to repurchase assets previously sold (including any obligation to repurchase any accounts or chattel paper under any factoring, receivables purchase, or similar arrangement); (ix) obligations of such Person under interest rate swap, cap, collar or similar hedging arrangements; and (x) all obligations of others of any type described in clause (i) through clause (ix) above guaranteed by such Person.
“Insolvency Proceeding” means with respect to a Person (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, windingup or relief of debtors with respect to such Person, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code, but in each case, excluding any avoidance or similar action against such Person commenced by an assignee for the benefit of creditors, bankruptcy trustee, debtor in possession, or other representative of another Person or such other Person’s estate.
“Instruments” means any “instrument,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Intellectual Property” means all of Borrower’s Copyrights, Trademarks, Patents, Licenses, trade secrets, source codes, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, skill, expertise, experience, processes, models, drawings, materials, records and goodwill associated with the foregoing.
“Intellectual Property Security Agreement” means any Intellectual Property Security Agreement executed and delivered by Borrower in favor of Agent, as the same may be amended, supplemented, or restated from time to time.
“Inventory” means any “inventory,” as such term is defined in the UCC, wherever located, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, goods and other personal property that are held by or on behalf of Borrower for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower’s business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive possession of Borrower or is held by others for Borrower’s account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all such property that may be in the possession or custody of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.
“Investment Property” means any “investment property,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“JJP” means J&J Produce, Inc., a Florida corporation and wholly-owned Subsidiary of BHF.
“Letter of Credit Rights” means any “letter of credit rights,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest, including any right to payment under any letter of credit.
“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and any renewals or extensions thereof.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.
“Loan” means an extension of credit by each Lender under this Agreement.
“Loan Documents” means, individually and collectively, this Loan and Security Agreement, each Supplement, each Note, the Intellectual Property Security Agreement, and any other security or pledge agreement(s), any Warrant issued by Borrower in connection with this Agreement, and all other contracts, instruments, addenda and documents executed in connection with this Agreement or the extensions of credit which are the subject of this Agreement.
“Market Cap Threshold 1” has the meaning specified in the Supplement.
“Market Cap Threshold 2” has the meaning specified in the Supplement.
“Material Adverse Effect” or “Material Adverse Change” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, or condition (financial or otherwise) of Borrower; (b) a material impairment of the ability of Borrower to perform under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower of any Loan Document.
“New Revolvers” means revolving credit facilities entered into after the Closing Date with respect to Parent’s “Fresh” and “Ingredients” business segments, in an aggregate principal amount not to exceed the lower of (i) Forty Million Dollars ($40,000,000); and (ii) fifty percent (50%) of net working capital (determined in accordance with GAAP); on terms and conditions reasonably acceptable to Agent; provided that the New Revolvers will be subject to a formula-based borrowing base and may take a first priority security interest on cash, accounts receivable and Inventory (subject to junior priority Lien on such assets in favor of Agent), and a junior priority Lien on all other assets, including Intellectual Property (which shall remain subject to Agent’s first-in-priority Lien).
“Note” means a promissory note substantially in the form attached to the Supplement as Exhibit “A”, executed by Borrower evidencing each Loan.
“Obligations” means all debts, obligations and liabilities of Borrower to each Lender or Agent now or hereafter made, incurred or created under, pursuant to or in connection with this Agreement or any other Loan Document (other than the Warrants), whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by such Lender or Agent by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable; and all renewals, extensions and modifications thereof; and all attorneys’ fees and costs incurred by each Lender and Agent in connection with the collection and enforcement thereof as provided for in any such Loan Document.
“Parent” means Benson Hill, Inc., a Delaware corporation.
“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Patents” means all of the following property now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (a) all letters patent of, or rights corresponding thereto in, the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto in, the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, continuations, continuations-in-part or extensions thereof; (c) all petty patents, divisionals, and patents of addition; and (d) all patents to be issued under any such applications.
“Permitted Acquisition” means (i) Project Spartan; and (ii) after the Closing Date, any Acquisition, in each case located entirely within the United States of America, which is conducted in accordance with the following requirements:
(a)of a business or Person or product engaged in a line of business related to that of Parent or another Borrower;
(b)if such Acquisition is structured as a stock acquisition, then (i) the Person so acquired (the “Target”) shall either (x) become a wholly-owned Subsidiary of Borrower or of a Subsidiary and the Borrower shall comply, or cause such Subsidiary to comply, with 6.14 hereof or (y) the Target shall be merged with and into Borrower (with the Borrower being the surviving entity); and (ii) such Acquisition shall be approved by the Boards of Borrower and the
Target, and the requisite shareholders of each (e.g., in a non-hostile transaction);
(c)if such Acquisition is structured as the acquisition or in-licensing of assets, such assets shall be acquired by Borrower, and shall be free and clear of Liens other than Permitted Liens;
(d)Parent shall have delivered to the Lenders, not less than fifteen (15) nor more than forty five (45) days prior to the date of such Acquisition, notice of such Acquisition together with pro forma projected financial information, copies of all material documents relating to such Acquisition, and historical financial statements for the Target, division or line of business, in each case in form and substance satisfactory to the Lenders and demonstrating compliance with the covenants set forth in the Supplement on a pro forma basis as if the Acquisition occurred on the first day of the most recent measurement period;
(e)the Target shall have positive EBITDA (i) for the twelve (12) months preceding consummation of the Acquisition and (ii) projected for the twelve (12) months following consummation of the Acquisition; as demonstrated in writing, in form and content reasonably acceptable, to the Lenders;
(f)both immediately before and after such Acquisition no Event of Default shall have occurred and be continuing; and
(g)the sum of the purchase price of such proposed new Acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by Parent or any other Borrower with respect thereto, including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or Shares, or any Person so acquired, is subject, shall not be greater than Forty Million Dollars ($40,000,000) for all such acquisitions during the term of this Agreement.
“Permitted Indebtedness” means:
(a)Indebtedness incurred for the acquisition of supplies, inventory or other property or services on normal trade credit;
(b)Indebtedness incurred pursuant to one or more transactions permitted under Section 6.4;
(c)Indebtedness of Borrower under this Agreement;
(d)Subordinated Debt;
(e)any Indebtedness approved by Agent and each Lender prior to the Closing Date as shown on Schedule 6.1;

(f)Indebtedness incurred in connection with Personal Property Leases not to exceed Six Million Dollars ($6,000,000) in aggregate principal amount outstanding at any time;
(g)Indebtedness secured by a Lien described in clause (c) of the defined term “Permitted Liens” not to exceed One Hundred Thousand Dollars ($100,000) in aggregate principal amount outstanding at any time;
(h)Indebtedness incurred under corporate credit cards not to exceed One Million Two Hundred Fifty Thousand Dollars ($1,250,000) in aggregate principal amount outstanding at any time;
(i)guaranties and similar surety obligations in respect of Indebtedness otherwise constituting Permitted Indebtedness;
(j)extensions, refinancings and renewals of any of the foregoing; provided that the principal amount thereof is not increased;
(k)the BOH Indebtedness;
(l)the Revolving Indebtedness; and
(m)the Zeeland Indebtedness.
“Permitted Investment” means:
(a)accounts receivable in the ordinary course of Borrower’s business;
(b)Investments in domestic certificates of deposit issued by, and other domestic investments with, financial institutions organized under the laws of the United States or a state thereof, having at least One Hundred Million Dollars ($100,000,000) in capital and where such certificates of deposit or other instruments have a rating of at least “investment grade” or “A” by Moody’s or any successor rating agency;
(c)Investments in marketable obligations of the United States of America and in open market commercial paper given the highest credit rating by a national credit agency and maturing not more than one year from the creation thereof;
(d)temporary advances to cover incidental expenses to be incurred in the ordinary course of business;
(e)Investments in joint ventures, strategic alliances, licensing and similar arrangements customary in Borrower’s industry and which do not require Borrower to assume or otherwise become liable for the obligations of any third party not directly related to or arising out of such arrangement or, without the prior written consent of Agent and each
Lender, require Borrower to transfer ownership of non-cash assets to such joint venture or other entity;
(f)Subject to Section 6.14(d), Investments in (i) one or more wholly-owned domestic Subsidiaries of Borrower, so long as in accordance with Section 6.14(a) of this Agreement, each such Person has been made a co-borrower hereunder or has executed and delivered to Agent an agreement, in form and substance reasonably satisfactory to Agent, containing a guaranty of the Obligations, and (ii) one or more wholly-owned foreign Subsidiaries of Borrower with the prior written consent of Agent and each Lender;
(g)Investments approved by Agent and each Lender prior to the Closing Date as shown on Schedule 6.6;
(h)Investments accepted in connection with Transfers permitted by Section 6.5;
(i)non-cash loans approved by Parent’s Board of Directors to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plans or agreements approved by Parent’s Board of Directors, limited to an aggregate total of One Hundred Thousand Dollars ($100,000) at any time outstanding;
(j)Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;
(k)Investments permitted under Section 6.11;
(l)Investments consisting of notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers in the ordinary course of business;
(m)Investments consisting of Permitted Acquisitions; and
(n)Investments by wholly owned Subsidiaries (other than BH Brazil, Saturn or the Excluded Subsidiaries) in other wholly owned Subsidiaries (other than BH Brazil, Saturn or the Excluded Subsidiaries) or in Borrower.
“Permitted Lien” means:
(a)involuntary Liens which, in the aggregate, would not have a Material Adverse Effect and which in any event would not exceed, in the aggregate, the Threshold Amount;
(b)Liens for current taxes or other governmental or regulatory assessments which are not delinquent, or which are contested in good faith by the appropriate procedures and for which appropriate reserves are maintained;
(c)security interests on any property held or acquired by Borrower in the ordinary course of business securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that such Lien attaches solely to the property acquired with such Indebtedness and that the principal amount of such Indebtedness does not exceed one hundred percent (100%) of the cost of such property;
(d)Liens in favor of Agent;
(e)bankers’ liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business as long as an account control agreement (or equivalent) for each account in which such deposits are held in a form acceptable to Agent has been executed and delivered to Agent to the extent required under Section 6.11;
(f)materialmen’s, mechanics’, repairmen’s, warehousemen’s, carriers’, landlord’s (subject to Section 5.9(e) hereof), employees’ or other like Liens arising in the ordinary course of business and which are not delinquent for more than 45 days or are being contested in good faith by appropriate proceedings;
(g)any judgment, attachment or similar Lien, unless the judgment it secures exceeds the Threshold Amount and has not been discharged or execution thereof effectively stayed and bonded against pending appeal within thirty (30) days of the entry thereof;
(h)licenses or sublicenses of Intellectual Property in accordance with the terms of Section 6.5 hereof;
(i)Liens securing Subordinated Debt;
(j)Liens which have been approved by Agent and each Lender in writing prior to the Closing Date, as shown on Schedule 6.2 hereto;
(k)the interests of licensors under inbound licenses to Borrower;
(l)the interests of sub-lessees under subleases of real property;
(m)Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);
(n)deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than capital lease obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature arising as a matter of law and incurred in the ordinary course of business;
(o)zoning restrictions, easements, rights of way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;
(p)the BOH Lien;
(q)the Revolving Liens; and
(r)the Zeeland Lien.
“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).
“Proceeds” means “proceeds,” as such term is defined in the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to Borrower from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) any claim of Borrower against third parties (i) for past, present or future infringement of any Copyright, Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
“Project Spartan” means the Acquisition by DDB Holdings of one hundred percent (100%) of the Shares of Creston, in accordance with and subject to the terms and conditions of the Project Spartan Acquisition Documents.
“Project Spartan Acquisition Documents” means that certain Membership Interest Purchase Agreement by and among DDB Holdings, as purchaser, and

Zeeland, as seller; together with all schedules and exhibits thereto, and all instruments and agreements executed and/or delivered in connection therewith, all as provided to Lenders prior to the Closing Date and in form and content reasonable acceptable to Lenders; pursuant to which the parties thereto will consummate Project Spartan.
“Receivables” means all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, and letters of credit and Letter of Credit Rights.
“Records” means all Borrower’s computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Borrower’s business.
“Related Person” means any Affiliate of Borrower, or any officer, employee, director or equity security holder of Borrower or any Affiliate.
“Revolving Indebtedness” means Indebtedness in favor of other Lenders, subject to a formula-based, borrowing base calculation comprised of cash, accounts receivable and Inventory, including but not limited to the BHO Indebtedness, not to exceed the aggregate principal amount of (i) Twenty Million Dollars ($20,000,000) prior to June 30, 2022 and (ii) Forty Million Dollars ($40,000,000) after June 30, 2022, if Parent has achieved Market Cap Threshold 1 during the 30-day period preceding any such increase and such Market Cap Threshold 1 continues to be satisfied at all times thereafter; provided, however, that, (x) from and after April 1, 2022 such Revolving Indebtedness may equal an aggregate principal amount of Twenty-Five Million Dollars ($25,000,000), if Parent has achieved Market Cap Threshold 2 during the 30-day period preceding any such increase and such Market Cap Threshold 2 continues to be satisfied at all times thereafter (but this clause (x) shall not limit the Indebtedness otherwise allowed by clause (ii) to the extent the conditions of clause (ii) are satisfied); and (y) subject to the preceding limitations (in clauses (i), (ii) and (x), above), Parent shall have the ability to establish New Revolvers.
“Revolving Liens” means Liens securing repayment of the Revolving Indebtedness, provided the same are subject to Subordination Agreements in favor of, and in form and content reasonably acceptable to, Agent.
“Rights to Payment” means all Borrower’s accounts, instruments, contract rights, documents, chattel paper and all other rights to payment, including, without limitation, the Accounts, all negotiable certificates of deposit and all rights to payment under any Patent License, any Trademark License, or any commercial or standby letter of credit.
“RML” means, as of any date of determination, unrestricted cash and marketable securities subject to account control agreements in favor of Agent, divided by the greater of (i) average Cash Burn during the trailing three (3) months; or (ii) average Cash Burn projected over the next three (3) months.
“Saturn” means Saturn Agrosciences, Inc., an entity organized under the laws of Ontario, Canada, and wholly-owned Subsidiary of BH Holdings.
“Saturn Account” means that certain account maintained by Saturn with Bank of Montreal, International Branch, ending in account no. 4101, provided that, at no time shall such account maintain more than One Thousand Five Hundred Dollars ($1,500) (US).
“Security Documents” means this Loan and Security Agreement, the Supplement hereto, the Intellectual Property Security Agreement, and any and all account control agreements, collateral assignments, chattel mortgages, financing statements, amendments to any of the foregoing and other documents from time to time executed or filed to create, perfect or maintain the perfection of Agent’s Liens on the Collateral.
“Shares” means: (a) one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower in any Subsidiary that is not a controlled foreign corporation (as defined in the Internal Revenue Code), and (b) 65% of the issued and outstanding capital stock, membership units or other securities entitled to vote owned or held of record by Borrower in any Subsidiary that is a controlled foreign corporation (as defined in the Internal Revenue Code).
“SPAC Transaction” shall have the meaning set forth in the Supplement.
“Subordinated Debt” means Indebtedness (i) approved by Agent and each Lender; and (ii) where the holder’s right to payment of such Indebtedness, the priority of any Lien securing the same, and the rights of the holder thereof to enforce remedies against Borrower following default have been made subordinate to the Liens of Agent and to the prior payment to each Lender of the Obligations, either (A) pursuant to a written subordination agreement approved by Agent and each Lender in its sole but reasonable discretion or (B) on terms otherwise approved by Agent and each Lender in its sole but reasonable discretion.
“Subsidiary” means any Person a majority of the equity ownership or voting stock of which is directly or indirectly now owned or hereafter acquired by Borrower or by one or more other Subsidiaries.
“Supplement” means that certain supplement to the Loan and Security Agreement, as the same may be amended or restated from time to time, and any other supplements entered into between Borrower, Agent and each Lender, as the same may be amended or restated from time to time.
“Supporting Obligations” means any “supporting obligations,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Termination Date” has the meaning specified in the Supplement.
“Threshold Amount” has the meaning specified in the Supplement.
“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.
“Trademarks” means all of the following property now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (a) all trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) reissues, extensions or renewals thereof.
“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.
“Warrant” has the meaning specified in the Supplement.
“Zeeland” means Zeeland Farm Services, Inc., a Michigan corporation.
“Zeeland Indebtedness” means that certain loan by Zeeland (or an Affiliate thereof) to Creston in connection with Project Spartan, provided that (i) such Indebtedness shall not exceed Five Million Dollars ($5,000,000); (ii) any Lien granted to secure repayment thereof is limited to the Zeeland Lien; (iii) the terms and conditions, including repayment provisions, thereof are on substantially the terms and conditions set forth in that certain “Seller Loan Draft Term Sheet” dated as of November 1, 2021, and provided to Lenders prior to the Closing Date.
“Zeeland Lien” means the Lien in favor of Zeeland to secure the Zeeland Indebtedness, provided the same is (i) limited to “all inventory located at Creston’s downtown Creston IA elevator,” and (ii) subject to subordination in favor of, and in form and content reasonably acceptable to, Agent and Lenders.
[Signature page follows]

[Signature page to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
BORROWER:

BENSON HILL, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL HOLDINGS, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BHB HOLDINGS, LLC

By: BENSON HILL, INC.
Its: Sole Member

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

DDB HOLDINGS, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

DAKOTA DRY BEAN INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL SEEDS HOLDING, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL SEEDS, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL FRESH, LLC

By: BENSON HILL HOLDINGS, INC.
Its: Sole Member

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

J&J PRODUCE, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL FRESH HOLDINGS, LLC

By: BENSON HILL HOLDINGS, INC.
Its: Sole Member

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

J&J SOUTHERN FARMS, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

TROPHY TRANSPORT, LLC

By: J&J PRODUCE, INC.
Its: Sole Member

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

[Signatures Continued, Next Page]

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By: Avenue Capital Management II GenPar, LLC
Its: General Partner

By:     /s/ Sonia Gardner
Name:     Sonia Gardner
Title:    Member

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:     Avenue Venture Opportunities Partners, LLC
Its:    General Partner

By:     /s/ Sonia Gardner
Name:     Sonia Gardner
Title:    Authorized Signatory

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:     Avenue Venture Opportunities Partners II, LLC
Its:    General Partner

By:     /s/ Sonia Gardner
Name:     Sonia Gardner
Title:    Authorized Signatory

AVENUE SUSTAINABLE SOLUTIONS FUND,
L.P.

By: Avenue Sustainable Solutions Partners, LLC
Its: General Partner

By: GL Sustainable Solutions Partners, LLC,
Its: Managing Member

By:     /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.

By: Avenue Global Dislocation Opportunities GenPar, LLC
Its: General Partner

By: GL Global Dislocation Opportunities Partners, LLC,
Its: Managing Member

By:     /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP

By: Avenue Global Opportunities GenPar Holdings Ltd
Its: General Partner

By:     /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Director

[Schedules to Loan and Security Agreement follow]

Schedules to
Loan and Security Agreement
dated as of December 29, 2021
among

BENSON HILL, INC., as Parent and a Borrower

and

AVENUE CAPITAL MANAGEMENT II, L.P., as Agent for the Lenders

[Schedule of Exceptions as referenced in the Loan and Security Agreement]

SUPPLEMENT
to the
Loan and Security Agreement
dated as of December 29, 2021

among

BENSON HILL, INC.,
a Delaware corporation,
(as “Parent”, and together with each party executing a signature page hereto as such, individually and collectively, jointly and severally, “Borrower”,

and
AVENUE CAPITAL MANAGEMENT II, L.P.,
a Delaware limited partnership,
as administrative agent and collateral agent (in such capacity “Agent”)

and

AVENUE VENTURE OPPORTUNITIES FUND, L.P.,
a Delaware limited partnership,

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.,
a Delaware limited partnership,

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.,
a Delaware limited partnership,

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.,
a Delaware limited partnership, and

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP,
a Delaware limited partnership

(each, a “Lender” and collectively, the “Lenders”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of December 29, 2021 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and among Parent, each other Borrower, Lenders and Agent. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.
In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:
Part 1 - Additional Definitions:
“5-day VWAP” means the volume-weighted average price of the Common Stock, determined for the five (5) consecutive Trading Days ending on the last Trading Day immediately preceding the applicable date, as reported by Bloomberg, L.P.
“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Average Public Market Capitalization” means the amount determined as of a particular day determined by multiplying the Outstanding Shares of the Company’s capital stock at the conclusion of the most recent Trading Day, multiplied times the NYSE closing price of the Common Stock on such Trading Day.
“Closing Date” means December 29, 2021.
“Common Stock” means the Parent’s Common Stock, par value $0.0001 per share.
“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lenders’ commitment to make Growth Capital Loans to Parent up to the aggregate original principal amount of One Hundred Million Dollars ($100,000,000), with Eighty Million Dollars ($80,000,000) funded on the Closing Date; and Twenty Million Dollars ($20,000,000) to be funded between April 30, 2022 and June 30, 2022, subject to the conditions in Section 1(a)(i) of Part 2 (“Tranche 2”); and up to an additional Twenty Million Dollars ($20,000,000) (the “Additional Availability Amount”) to be funded by the Lenders as Parent and Lenders may mutually agree after the Closing Date; provided that, as of the Closing Date, the Additional Availability Amount shall not be considered, and is not, committed hereunder by any Lender.
“Conversion Price” means the lowest of (i) $8.22; (ii) a fifteen percent (15%) premium to the 5-day VWAP determined as of June 30, 2022; (iii) in the case of any “equity purchase commitments” and/or “at-the-market” or similar transactions which result in the realization by Parent of gross proceeds of Twenty Million Dollars ($20,000,000) or more over any period of fourteen (14) consecutive Trading Days prior to September 30, 2022, the VWAP for such fourteen (14) day period; and (iv) the effective price per share of any bona fide equity offering prior to September 30, 2022.
“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) five and three-quarters percent (5.75%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.
“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to ten and seventy one hundredths percent (10.70%) of the original Commitment amount of One Hundred Million Dollars ($100,000,000); provided that, in the event all or any part of any Loan is outstanding when a Change of Control occurs, “Final Payment” shall mean a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to fourteen and twenty one hundredths percent (14.20%) of the original Commitment amount of One Hundred Million Dollars ($100,000,000).
“Growth Capital Loan” means any Loan requested by Borrower and funded by a Lender under its Commitment for general corporate purposes of Borrower, including Permitted Acquisitions.
“Interest-only Period” means the period commencing on the Closing Date and continuing until the twelfth (12th) month anniversary of the Closing Date; provided, however, that such period shall be extended for an additional twelve (12) months if, as of the last day of the Interest-only Period then in effect, Parent has achieved Milestone 2; provided, further, however, that the Interest-only Period shall not exceed twenty-four (24) months.
“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.
“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.
“Market Cap Threshold 1” means Parent has maintained an Average Public Market Capitalization of at least Six Hundred Fifty Million Dollars ($650,000,000).
“Market Cap Threshold 2” means Parent has maintained an Average Public Market Capitalization of at least Seven Hundred Fifty Million Dollars ($750,000,000).
“Maturity Date” means December 29, 2024; provided that, upon Parent’s achievement of Milestone 2, and as long as no Event of Default has occurred or is continuing, “Maturity Date” shall mean June 29, 2025.
2

“Milestone 1” means Parent has achieved (i) at least eighty-five percent (85%) of its projected consolidated Revenue (“T3M Revenue”) for the three (3) months ending March 31, 2022; (ii) gross margin (determined in accordance with GAAP; “Gross Margin”) for the three (3) months ending March 31, 2022 greater than negative one and one-half percent (-1.50%); and (iii) Market Cap Threshold 1 during the trailing thirty (30) days prior to the date Lenders make the Tranche 2 Loan; all based upon written evidence thereof provided to, and in form and content reasonably acceptable to, and reviewed and approved by Lenders in their reasonable discretion.
“Milestone 2” means Parent has fully drawn Tranche 2 and has achieved (i) at least eighty-five percent (85%) of its projected consolidated Revenue (“T9M Revenue”) for the nine (9) months ending September 30, 2022; (ii) Gross Margin for the nine (9) months ending September 30, 2022 greater than negative one and one-half percent (-1.50%); and (iii) the Market Cap Threshold 1 during the trailing thirty (30) days prior to September 30, 2022; all based upon written evidence thereof provided to, and in form and content reasonably acceptable to, and reviewed and approved by Lenders in their reasonable discretion.
“NYSE” means the New York Stock Exchange.
“Outstanding Shares” means all shares of Parent’s capital stock which have been issued and are outstanding, including diluted shares outstanding that are deemed convertible (including, but not limited to, warrants, options, preferred shares, bonds, and employee stock options).
“Prepayment Fee” means, with respect to any prepayment of the Loans:
    (i)    if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the six-month anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by six percent (6.00%);
(ii)    if the prepayment occurs during the period commencing on the day immediately following the six-month anniversary of the Closing Date and ending on (but including) the one-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by five percent (5.00%);
    (iv)    if the prepayment occurs during the period commencing on the day immediately following the one-year anniversary of the Closing Date and ending on (but including) the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by four percent (4.00%); and
    (iii)    if the prepayment occurs during the period commencing on the date immediately following the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%).
“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Agent, the “Prime Rate” shall mean the rate of interest per annum announced by Silicon Valley Bank (or its successor) as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.
“Revenue” means, as of any date of determination, Borrower’s revenue determined in accordance with GAAP.
“Threshold Amount” means Five Hundred Thousand Dollars ($500,000).
“Trading Day” means a day when the NYSE is open for trading in shares of the Common Stock.
“VWAP” means, for any period of determination (other than a period for determination of 5-day VWAP), the volume-weighted average price of the Common Stock ending on the last Trading Day of such period, as reported by Bloomberg, L.P.
“Warrant” is defined in Part 2, Section 3(a) hereof.
3

Part 2 - Additional Covenants and Conditions:
1.Growth Capital Loan Facility.
(a)    Additional Condition(s) Precedent Regarding Growth Capital Loan Commitments. In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, Lenders’ obligation to fund Tranche 2 of their Commitment of Growth Capital Loans is subject to receipt by Lenders of evidence that the following conditions precedent have been satisfied, as determined by Lenders in their sole discretion:
(i)    with respect to Tranche 2, Parent’s achievement of Milestone 1.
(b)    Minimum Funding Amount; Maximum Number of Borrowing Requests. Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate, original principal amount of Twenty Million Dollars ($20,000,000); provided, however, that the initial Growth Capital Loan shall be funded on the Closing Date in the aggregate original principal amount of Eighty Million Dollars ($80,000,000). Borrower shall not submit a Borrowing Request more frequently than once per calendar month.
(c)    Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.
2.Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to the Lenders, by tendering to each Lender a cash payment in respect of such Loans in an amount determined by such Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if a Lender has not yet exercised its rights under Section 3(d) hereof, Parent shall provide written notice of prepayment at least ten (10) days in advance of the proposed prepayment date and such Lender shall have the option, with respect to the Conversion Option, to exercise its rights pursuant to Section 3(d) hereof by delivering written notice to Parent at least two (2) Business Days in advance of the proposed prepayment date.
3.Issuance of Warrant and Right to Invest; Conversion Right.
(a)Warrant. As additional consideration for the making of its Commitment, each Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Borrower (the “Warrant”).
(b)Warrant General. The Warrant shall be in form and substance reasonably satisfactory to the applicable Lender.
(c)Right to Invest. Lenders shall have the right, in their discretion, but not the obligation, from the Closing Date through the first anniversary thereof, to invest up to Five Million Dollars ($5,000,000), in the aggregate, for all Lenders, in equity securities of Parent on the same terms, conditions, and pricing offered by Parent
4

to any investor existing at such time, in connection with any of the following-described offerings to investors of Parent’s equity securities after the Closing Date:
(i)An offering of debt, convertible in whole or in part to Parent’s equity securities;
(ii)An offering of debt, with which will be issued warrants or similar rights to purchase Parent’s equity securities; or
(iii)An underwritten “public” offering of Parent’s registered equity securities.
(d)Conversion Right. Each Lender shall have the right, in its discretion, but not the obligation, at any time and from time to time from the 6-month anniversary of the Closing Date, through the date immediately preceding the 42-month anniversary of the Closing Date, while the Loan is outstanding, to convert an aggregate amount of up to Twenty Million Dollars ($20,000,000) of the unpaid principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Parent’s unrestricted, freely tradeable Common Stock at a price per share equal to the Conversion Price (the exercise of such Conversion Option, a “Conversion”); provided; however. that the Conversion Option is subject to (i) the closing price of the shares of Common Stock on the NYSE, as reported by Bloomberg, L.P., for each of the seven (7) consecutive Trading Days immediately preceding the Conversion being greater than or equal to the Conversion Price; and (ii) the Common Stock issued in connection with any such Conversion not exceeding twenty percent (20%) of the total trading volume of the Common Stock on the NYSE, as reported by Bloomberg, L.P., for the twenty-two (22) consecutive Trading Days immediately prior to and including the effective date of such Conversion; and provided further, that all Lenders’ pro forma Common Stock resulting from exercise of the Conversion Option, when added to all Lenders’ pro forma Common Stock resulting from exercise of all Warrants, shall not exceed two and one-half percent (2.50%) of the Outstanding Shares of Parent’s Common Stock at the effective time of the Conversion. The Conversion Option will be exercised by such Lender delivering a written, signed conversion notice to Parent in accordance with this Section 3(d) which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that the Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares issued and (iv) a date on which the allotment and issuance of the shares is to take place.
4.Commitment Fee. Borrower shall pay to each Lender, pro-rata in accordance with each Lender’s respective Commitment, a commitment fee in the amount of one percent (1.00%) of the One Hundred Million Dollars ($100,000,000) Commitment, due and payable on the Closing Date, of which Seven Hundred Fifty Thousand Dollars ($750,000) has been paid by Borrower to Avenue Venture Opportunities Fund, L.P. as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, each Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and such Lender’s pro rata share of the Commitment shall have been approved. If such due diligence review condition is not satisfied, the Seven Hundred Fifty Thousand Dollars ($750,000) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.
5.Documentation Fee Payment. On the Closing Date, Borrower shall reimburse each Lender and Agent pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s and Agent’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.
6.Parent’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	xxxx
Address:	xxxx
ABA No.:	xxxx
Contact Name:	xxxx
Phone No.:	xxxx
E-mail:	xxxx
Account Title:	xxxx
Account No.:	xxxx
5

7.Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees due to each Lender will be automatically debited by each Lender from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.
8.Hedging Transactions. During the term of this Agreement, neither Agent, nor any Lender, nor any Person acting on Agent’s or any Lender’s behalf, may execute any Hedging Transaction of any kind with respect to the Common Stock. As used in the preceding sentence, “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock or any rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Common Stock.
Part 3 - Additional Representations:
Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to each Lender and Agent, each Borrowing Date:
(i)[information concerning Parent and Benson Hill Holdings, Inc., including its legal name, the location of its chied executive office, the location(s) of its eequipment, the location(s) of its records, the location(s) of its inventory, other office locations, trade names, state of formation identification number, federal tax identification number, and deposit account information]
(ii)the entities joined hereto on and after the date hereof: see Exhibit D hereto

Part 4 - Additional Loan Documents:
Form of Promissory Note    Exhibit “A”
Form of Borrowing Request     Exhibit “B”
Form of Compliance Certificate    Exhibit “C”
Entities Joined as Borrowers    Exhibit “D”

[Remainder of this page intentionally left blank; signature page follows]
6

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

BENSON HILL, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL HOLDINGS, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BHB HOLDINGS, LLC

By: BENSON HILL, INC.
Its: Sole Member

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

DDB HOLDINGS, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

DAKOTA DRY BEAN INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL SEEDS HOLDING, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

7

BENSON HILL SEEDS, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL FRESH, LLC

By: BENSON HILL HOLDINGS, INC.
Its: Sole Member

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

J&J PRODUCE, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

BENSON HILL FRESH HOLDINGS, LLC

By: BENSON HILL HOLDINGS, INC.
Its: Sole Member

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

J&J SOUTHERN FARMS, INC.

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

TROPHY TRANSPORT, LLC

By: J&J PRODUCE, INC.
Its: Sole Member

By:     /s/ DeAnn L. Brunts
Name:     DeAnn L. Brunts
Title:     Authorized Officer

[Signatures Continued, Next Page]

8

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By: Avenue Capital Management II GenPar, LLC
Its: General Partner

By:     /s/ Sonia Gardner
Name:     Sonia Gardner
Title:    Member

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:     Avenue Venture Opportunities Partners, LLC
Its:    General Partner

By:     /s/ Sonia Gardner
Name:     Sonia Gardner
Title:    Authorized Signatory

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:     Avenue Venture Opportunities Partners II, LLC
Its:    General Partner

By:     /s/ Sonia Gardner
Name:     Sonia Gardner
Title:    Authorized Signatory

AVENUE SUSTAINABLE SOLUTIONS FUND,
L.P.

By: Avenue Sustainable Solutions Partners, LLC
Its: General Partner

By: GL Sustainable Solutions Partners, LLC,
Its: Managing Member

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

9

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.

By: Avenue Global Dislocation Opportunities GenPar, LLC
Its: General Partner

By: GL Global Dislocation Opportunities Partners, LLC,
Its: Managing Member

By:     /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP

By: Avenue Global Opportunities GenPar Holdings Ltd
Its: General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Director

Address for Notices:                11 West 42nd Street, 9th Floor
                        New York, New York 10036
                        Attn: Todd Greenbarg, Senior Managing Director
                        Email: tgreenbarg@avenuecapital.com
                        Phone # 212-878-3523

10

EXHIBIT “A”

FORM OF PROMISSORY NOTE
    [Note No. X-XXX]

$____________________    December __, 2021

The undersigned (individually and collectively, jointly and severally, “Borrower”) promises to pay to the order of [AVENUE VENTURE OPPORTUNITIES FUND, L.P.][AVENUE VENTURE OPPORTUNITIES FUND II, L.P.] [AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.] [AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.][AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP], a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ Dollars ($__________), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) five and three-quarters percent (5.75%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).
This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of December __, 2021, among Borrower, Lender, the other lender party thereto and Agent (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events. The restrictions on assignment by Lender of its rights and obligations under the Loan Agreement shall be applicable to any assignment by Lender of this Note.
Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement. The unpaid principal balance of this Note may be converted into shares of Borrower’s capital stock, as provided under Section 3 of Part 2 of the Supplement to the Loan Agreement.
This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.
Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.
Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360day year, which results in higher interest, charge or fee payments than if a 365day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.
If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

[Signature page to Promissory Note]
This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.
Borrower’s execution and delivery of this Note via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Note and agreement to and acceptance of the terms hereof for all purposes. The fact that this Note is executed, signed, stored or delivered electronically shall not prevent the assignment or transfer by Lender of this Note pursuant to the terms of the Loan Agreement or the enforcement of the terms hereof. Physical possession of the original of this Note or any paper copy thereof shall confer no special status to the bearer thereof. In no event shall an original ink-signed paper copy of this Note be required for any exercise of Lender’s rights hereunder.
BENSON HILL, INC.

By:     ________________________
Name:     ________________________
Title:     ________________________

BENSON HILL HOLDINGS, INC.

By:    ________________________
Name:     ________________________
Title:     ________________________

BHB HOLDINGS, LLC

By: BENSON HILL, INC.
Its: Sole Member

By:     ________________________
Name:     ________________________
Title:     ________________________

DDB HOLDINGS, INC.

By:     ________________________
Name:     ________________________
Title:     ________________________

DAKOTA DRY BEAN INC.

By:     ________________________
Name:     ________________________
Title:     ________________________

BENSON HILL SEEDS HOLDING, INC.

By:     ________________________
Name:     ________________________
Title:     ________________________
[Signature Page to Promissory Note]
[Signatures Continued, Next Page]

BENSON HILL SEEDS, INC.

By:     ________________________
Name:     ________________________
Title:     ________________________

BENSON HILL FRESH, LLC

By: BENSON HILL HOLDINGS, INC.
Its: Sole Member

By:     ________________________
Name:     ________________________
Title:     ________________________

J&J PRODUCE, INC.

By:     ________________________
Name:     ________________________
Title:     ________________________

BENSON HILL FRESH HOLDINGS, LLC

By: BENSON HILL HOLDINGS, INC.
Its: Sole Member

By:     ________________________
Name:     ________________________
Title:     ________________________

J&J SOUTHERN FARMS, INC.

By:     ________________________
Name:     ________________________
Title:     ________________________

TROPHY TRANSPORT, LLC

By: J&J PRODUCE, INC.
Its: Sole Member

By:     ________________________
Name:     ________________________
Title:     ________________________
[Signature Page to Promissory Note]

EXHIBIT “B”

FORM OF BORROWING REQUEST

December 29, 2021

Avenue Venture Opportunities Fund, L.P.
11 West 42nd Street, 9th Floor
New York, New York 10036

Re:    BENSON HILL, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, December 29, 2021 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), the lenders from time to time party thereto (collectively, “Lenders”, and each a “Lender”), and BENSON HILL, INC. (“Parent”).
The undersigned is the ____________________ of Parent and hereby requests on behalf of Borrower (as defined in the Loan Agreement) a Loan under the Loan Agreement, and in that connection certifies as follows:
1.    The amount of the proposed Loan is _______________________ Dollars ($_________________). The Borrowing Date of the proposed Loan is ___________________ (the “Borrowing Date”).
(a)    On the Borrowing Date, (i) Lenders will wire $[_________] less fees and expenses to be deducted on the Borrowing Date of (a) [$___] in respect to the Commitment Fee, of which $     has been paid to Avenue Venture Opportunities Fund, L.P. prior to the date hereof, (b) $[_________] in respect to the interest fee, and (c) $[_________] in respect to the legal fees for net proceeds of $[___________], to Borrower pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

1

(b)    On the Borrowing Date, Lenders will wire $[__________] to Barnes & Thornburg LLP for fees and expenses pursuant to the following wire instructions:]1

Institution Name:	xxxx
ABA No.:	xxxx
Account Title:	xxxx
Account No.:	xxxx
Reference:	xxxx
Confirm remittance:	xxxx

2.    As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.
3.    No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.
4.    Parent’s most recent financial statements, financial projections or business plan dated ____________, as reviewed by Parent’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Agent.

Remainder of this page intentionally left blank; signature page follows
1 To be included in the Borrowing Request on the Closing Date. The executed Borrowing Request must be delivered 2 Business Days prior to the Closing Date.
2

[Signature page to Borrowing Request]

Parent shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

BENSON HILL, INC., for itself and on behalf of each Borrower

By:
Name:
Title:*

____________________________

*Must be executed by Borrower's Chief Financial Officer or other executive officer.

EXHIBIT “C”

FORM OF
COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P.
11 West 42nd Street, 9th Floor
New York, New York 10036

Avenue Venture Opportunities Fund II, L.P.
11 West 42nd Street, 9th Floor
New York, New York 10036

Re:    BENSON HILL, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of December 29, 2021 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), the lenders from time to time party thereto (collectively, “Lenders”, and each a “Lender”), and BENSON HILL, INC. (“Parent”).
The undersigned authorized representative of Parent, for itself and on behalf of each Borrower (as defined in the Loan Agreement), hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ____________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Parent further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Parent’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Agent, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Parent and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.
Please provide the following requested information and
indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT    REQUIRED    INCLUDED/COMPLIES

Balance Sheet, Income Statement &    Monthly, within 30 days
Cash Flow Statement    (other than Jan., March, June     YES / NO / N/A
    and September, which shall be
    within 45 days; Dec., within 60 days)

Cash Balance Report    Monthly, within 30 days    YES / NO / N/A

Compliance Certificate    Monthly, within 30 days;    YES / NO / N/A
    Annually within 90 days

Operating Budgets    As modified    YES / NO / N/A

Annual Financial Statements     Annually, within 90 day of fiscal year-end    YES / NO / N/A

ESG Principles (See attached)    Annually, by February 28 of each year    YES / NO / N/A

Board Packages    As modified    YES / NO / N/A

Date of most recent Board-approved
budget/plan ________________

1

Any change in budget/plan since version most recently
delivered to Agent        YES / NO / N/A
    If Yes, please attach

Date of most recent capitalization table: ____________________

Any changes in capitalization table since version most recently delivered to Agent?:    YES / NO / N/A
    If Yes, please attach a copy of latest capitalization table

FINANCIAL COVENANT    REQUIRED ACTUAL    INCLUDED/COMPLIES

RML (at all times) ≥6         _____    YES / NO / N/A
[See Schedule 2]

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Agent

Date of Last Round Raised: _____________
Has there been any new financing since the last Compliance Certificate submitted?    YES / NO
If “YES” please attach a copy of the Capitalization Table

Date Closed: ______________ Series: _________    Per Share Price: $_________________
Amount Raised: _______________    Post Money Valuation: _____________

Any stock splits since date of last report?         YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?         YES / NO
If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)     YES / NO
If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Agent with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts2

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)	[_______]	[_______]	YES / NO	YES / NO	YES / NO
2.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

2 Company: Please complete with existing accounts.
2

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)	None	______________________	YES / NO	YES / NO	YES / NO
2.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO
3.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO
4.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Agent, or such Waiver has been waived by Agent, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?
1.)	_______________________	$______________________	YES / NO	YES / NO	YES / NO
2.)	_______________________	$_______________________	YES / NO	YES / NO	YES / NO
3.)	_______________________	$_______________________	YES / NO	YES / NO	YES / NO
4.)	________________________	$_______________________	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS
Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a Borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[3]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?
1.)	_______________________	______________________	YES / NO	YES / NO	YES / NO
2.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO
3.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO
4.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

3 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Agent.
3

ESG PRINCIPLES

Parent recognizes the importance of environmental, social and governance (“ESG”) factors in the general operation of its business. If any responsible officer of Parent becomes aware of any material change (a “Reportable Event”) which would cause the representations in that certain Avenue Sustainable Solutions Fund Impact & ESG Due Diligence Questionnaire completed September 8, 2021 (“Impact and ESG Questionnaire”), as has been updated by Parent and provided to Avenue Sustainable Solutions Fund (“ASSF”), to become materially misleading, when made by Parent or as of a future date, Parent shall promptly provide written notice to ASSF of such Reportable Event. Reportable Events shall be deemed to include receipt of a legal or regulatory complaint relating to Parent or any Subsidiary of Parent, including, but not limited to, regarding any local labor, tax, or environmental regulations. Parent shall, from time to time and not less than annually, provide such information necessary to assist ASSF in updating the Impact and ESG Questionnaire. Parent will provide periodic reporting to ASSF on the impact reporting metrics (“Metrics”) with respect to the items referred to in Schedule 1 attached hereto. The Borrower shall calculate in a reasonable manner each of the impacts set forth on Schedule 1 by demonstrating the applicable Metrics utilizing goods or services from the applicable Borrower relative to what would reasonably be expected without such goods or services from the applicable Borrower for each customer. Parent acknowledges that ASSF is required to provide annual reporting to its investors of the Metrics against defined targets and any Reportable Events, and that such reporting is a core requirement of the ASSF’s investment in and/or extension of credit to Parent.

EXPLANATIONS

[Remainder of this page intentionally left blank; signature page follows]
4

[Signature page to Compliance Certificate]

Very truly yours,

BENSON HILL, INC., for itself and on behalf of each Borrower

By:
Name:
Title:*

____________________________

*Must be executed by Borrower's Chief Financial Officer or other executive officer.

Schedule 1 to Compliance Certificate
Metrics

[reporting metrics]

Schedule 2 to Compliance Certificate
RML Calculation

A. unrestricted cash and marketable securities subject to account control agreements in favor of Agent:	$
B. average Cash Burn during the trailing three (3) months	$
C. average Cash Burn projected over the next three (3) months	$
D. greater of (B) or (C)	$
E. RML: A ÷ D	$

Is E greater than 6 months? Yes / No (Circle one)

If Yes, in compliance; if No, not in compliance

EXHIBIT “D”

ENTITIES JOINED AS BORROWERS

[to be updated from time to time by Parent; subject to review and approval by Agent]
Pursuant to the Supplement to which this Exhibit “D” is attached, the Borrower named below hereby makes the following representations and warranties as hereof:
[information concerning each Borrower other than Parent and Benson Hill Holdings, Inc., including its legal name, the location of its chief executive office, the location(s) of its equipment, the location(s) of its records, the location(s) of its inventory, other office locations, trade names, state of formation identification number, federal tax identification number, and deposit account information]